Exhibit 10.5 Signature Version THIS IS A FREE TRANSLATION IN ENGLISH OF THE ORIGINAL SPANISH VERSION OF THE PROJECT AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE ORIGINAL SPANISH VERSION OF THE PROJECT AGREEMENT AND THE ENGLISH TRANSLATION, THE SPANISH VERSION OF THE PROJECT AGREEMENT SHALL PREVAIL. MMY REPERTOIRE NUMBER:5,093-2i )25 PROJECT AGREEMENT IN THE SALAR DE ATACAMA MINERA TARAR SpA AND ANOTHER IN SANTIAGO, REPUBLIC OF CHILE, on the sixteenth day of September in the year two thousand twenty - f ive, before me, PABLO ALBERTO GONZÁLEZ CAAMAÑO, at torney-at - law, Notary Pub l ic , Head of the Nin th Notary Of f ice o f Sant iago, wi th o f f ices a t 333 Teat inos St reet , mezzanine, Sant iago, appear: MINERA TARAR SpA , a corporat ion, un ique tax ident i f ica t ion number seventy -seven mi l l ion seven hundred e ighty thousand nine hundred n ineteen hyphen n ine, here inaf ter the “Company,” duly represented, as wi l l be ev idenced, by M r. JORGE MÁXIMO PACHECO MATTE , a Chi lean c i t izen, marr ied, a bus iness engineer, w i th ident i ty card number 6 ,371,887-4, and Mr . ROLANDO ALFREDO KUKENSHONER AESCHLIMANN , a Chi lean Signature Version 2 c i t izen, marr ied, a c iv i l eng ineer, wi th number f i f teen mi l l ion f ive hundred for ty -n ine thousand e ight hundred n inety -one-n ine, a l l domic i led fo r these purposes at Cal le Huérfanos number 1 ,270, in the munic ipa l i ty and c i ty o f Sant iago ; and the CORPORACIÓN NACIONAL DEL COBRE DE CHILE , a Chi lean sta te -owned min ing, commerc ia l , and indus t r ia l enterpr ise, wi th tax ident i f ica t ion number s ix ty -one mi l l ion seven hundred four thousand-K, here inaf ter “CODELCO,” du ly represented , as wi l l be evidenced, by Mr. JORGE MÁXIMO PACHECO MATTE, a Chi lean c i t izen, marr ied, a commerc ia l eng ineer, wi th ident i ty card number s ix mi l l ion three hundred seventy -one thousand e ight hundred e ighty-seven-four , and Mr. RUBÉN RODRIGO ALVARADO VIGAR , a Chi lean nat iona l , marr ied, c iv i l eng ineer, wi th ident i ty card number seven mi l l ion e ight hundred for ty -s ix thousand two hundred twenty - four , hyphen e ight , a l l domic i led for these purposes at Cal le Huérfanos No. 1 ,270 in the munic ipa l i ty and c i ty o f Sant iago , on the one hand; and, on the o ther h and, the CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN , s ing le tax ident i f ica t ion number 60,706,002 , a decentra l ized publ ic serv ice, here inaf ter “CORFO” o r the “Corporat ion, ” du ly represented, as shal l be ev idenced, by i ts Execut ive V ice Pres ident , Mr. JOSÉ MIGUEL BENAVENTE HORMAZÁBAL , a Chi lean c i t i zen, marr ied, indust r ia l c iv i l eng ineer, ident i ty card number seven mi l l ion e ight hundred th i r ty -n ine thousand three hundred seventy -n ine- th ree, both domic i led for these purposes at n ine hundred twenty -one Signature Version 3 Moneda Street in th is c i t y . The Company, CODELCO, and CORFO shal l be jo in t ly re ferred to as the “Part ies” and ind iv idua l ly and ind is t inct ly each as the “Party . ” The par t ies appear ing, o f lega l age, who prove the i r ident i t y wi th the ident i f ica t ion cards ind icated above, s ta te : FIRST: General Background on the Project in the Salar de Atacama and the Lease of OMA Mining Rights . One.One. CORFO owns the OMA min ing concessions, located in the Salar de Atacama, where a pro ject has been underway s ince the year 1983, the pr imary purpose of which has been to produce and market any and a l l compounds of potass ium, boron, l i th ium, and sod ium, and, in par t icu lar , potass ium sa l ts , bor ic ac id , l i th ium, l i th ium products, sod ium ch lor ide, potass ium ch lor ide, sod ium su l fa te , potass ium su l fa te , and any der ivat ive or compound thereof , as wel l as o ther economica l ly recoverab le minera l substances f rom the OMA min ing concessions. One.Two. By publ ic deed dated January 31, 1986, executed before the Notary Publ ic o f Sant iago, Mr. Serg io Rodríguez Garcés, Amax, Molymet , and CORFO entered in to a cont ract for a pro ject in the Salar de Atacama and i ts var ious annexes. L ikewise, by deed of the same date and before the same Notary, Amax, Molymet , and CORFO formed the l im i ted l iab i l i ty company named Sociedad Miner a Salar de Atacama L imi tada ( “Minsa l ” ) . On December 14, 1992, by a publ ic deed executed on that date before the Notary Publ ic o f Signature Version 4 Sant iago, Mr. Raú l Undurraga Laso, Amax, wi th the express and i r revocable consent o f the o ther par tners o f Minsa l , so ld , ass igned, and t ransferred to Amsala r , which purchased, accepted, and acquired for i tse l f each and every one of the former ’s r ights and in terests in sa id company. Subsequent ly , by publ ic deed dated November 12, 1993, executed before the Nota ry Publ ic o f Sant iago, Juan Ricardo San Mar t ín Urre jo la , the companies Amsalar and Molymet so ld , ass igned , and t ransferred to SQM Potas io S.A . a l l the i r corporate r ights in Minsa l , leav ing SQM Potas io S.A. as the so le par tner o f the la t ter wi th seventy - f ive percent and CORFO wi th twenty - f i ve percent . By publ ic deed dated August 8 , 1994, Minsa l was modi f ied and t ransformed in to Sociedad Minera Salar de Atacama S.A. , wh ich la ter changed i ts corporate name to SQM Sala r S.A. and is today SQM Salar SpA ( “SQM Salar ” ) . On December 28, 1995, fo l lowing a cap i ta l increase carr ied out the prev ious year, CORFO so ld i t s s take in SQM Sala r . One.Three. By publ ic deed dated Apr i l 18, 1986 , executed before the Notary Publ ic o f Sant iago, Mr. Serg io Rodríguez Garcés , a lease agreement was entered in to between CORFO and Minsa l , pursuant to which CORFO leased to sa id company, o f which i t was a par tner , the usuf ruct o f cer ta in OMA min ing concess ions, for the development o f the pro ject agreed upon in the cont ract for the pro ject in the Salar de Atacama. By deed dated January 31, 1986, executed before the Notary Publ ic o f Sant iago, Mr. Serg io Rodríguez Garcés, Amax, Molymet , and

Signature Version

CORFO entered into a project contract for the Salar de Atacama and its various annexes. On November 12, 1993, by public deed executed before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, a project contract for the Salar de Atacama was entered into between CORFO, SQM Potasio S.A., and SQM S.A., the purpose of which was for Minsal to develop a project, thereby rendering null and void the contract of the same name executed in the year 1986. On the same date and before the same notary, a lease agreement was entered into between CORFO and Minsal, thereby rendering null and void the lease agreement of the same name from 1986. Subsequently, on December 19, 1995, the contract for the project in the Salar de Atacama was amended before the Notary Public of Santiago, Mr. Juan Ricardo San Martín Urrejola, and on December 21, 1995, before the same notary, the project contract was amended once again. Subsequently, by public deed of the same date and before the same Notary, the parties amended the lease agreement. By public deed dated November 29, 2012, SQM Salar executed a unilateral declaration of agency, by which it transferred to CORFO the Sal and Salar Concessions, which had been established by SQM Salar in a portion of the area comprising the OMA. **One.Four.** By public deed dated January 17, 2018, executed before the Seventh Notary of Santiago, Ms. María Soledad Santos Muñoz, CORFO and SQM Potasio S.A., SQM S.A., and SQM Salar signed the amendment, consolidated and updated text of the contract for the project in the

5

Signature Version

Salar de Atacama, and the amendment, consolidated and updated text of the lease agreement regarding OMA mining concessions, contracts that were amended by the aforementioned parties by public deed dated March 8, 2018 executed before the same notary. The aforementioned amendments, together with their rectification, were approved by CORFO Resolution No. 48 of 2018, registered by the Comptroller General of the Republic on April 10, of the same year, and were intended, among other things, to increase SQM Salar's lithium mining and marketing quota, changing the formula for calculating lease rent, the prices used, and the rates to be applied; establishing an environmental monitoring system; and creating mechanisms to verify the correct, complete, and timely fulfillment of SQM Salar's environmental and contractual obligations. Subsequently, on January 8, 2020, between CORFO and SQM Salar, SQM Potasio S.A., and SQM S.A. amended the project contract and the lease agreement by means of a public deed executed before the Seventh Notary Public of Santiago, Ms. María Soledad Santos Muñoz; and on December 1, 2020, by means of a public deed executed before the same Notary Public, an amendment was signed referring exclusively to Clause Fifteen of the . These amendments were approved, respectively, by CORFO Resolution No.16 of 2020, which was registered by the Second Metropolitan Regional Comptroller's Office of Santiago on February 27 of the same year; and by CORFO Resolution No. 125 of 2020, acknowledged by the Second Metropolitan Regional

6

Signature Version

Comptroller's Office of Santiago on December 31 of the same year. **One.Five.** That, in accordance with the SQM Project Agreement and the SQM Lease Agreement, the project and the lease under those contracts terminate on December 31, 2030, except for the early terminations specifically provided for in said instruments. Likewise, said contracts establish a series of rights in favor of CORFO associated with their termination, such as restitution, free transfer, and purchase options to purchase certain assets.

**SECOND: Considerations.** The Parties expressly acknowledge that they have taken the following into special consideration in agreeing to this Agreement and the Lease Agreement: **Two.One.** The Agreement and the Lease Agreement are related contracts, closely linked to one another, which have bound and continue to bind all parties hereto. **Two. Two.** The development of the lithium industry and the exploitation of the Properties are of significant importance to the State of Chile, given that it possesses one of the world's largest reserves of this mineral, whose sustainable exploitation entails significant economic benefits and revenue for Chile, and, furthermore, will become a significant contribution to the development of the industry associated with this mineral, particularly that of batteries and storage devices. Therefore, it must create appropriate conditions that enable its active participation in the expansion of the lithium market in the coming

7

Signature Version

years and its positioning as a key player in lithium exploitation in the long term. **Two.Three.** As provided in the sixth paragraph of Article 19, Section 24. of the Political Constitution of the Republic of Chile, the State has absolute, exclusive, inalienable, and imprescriptible dominion over all mines, including salt flats, notwithstanding the ownership by natural or legal persons of the land beneath which they are located. Paragraph 10 of the aforementioned article further states that the exploration, exploitation, or processing of deposits containing substances not subject to concession, such as lithium, may be carried out directly by the State or its enterprises, or through administrative concessions or special operating contracts. Thus, it is in the interest of the Chilean State to actively participate in the lithium industry, capturing significant value from the exploitation of assets owned by CORFO. **Two.Four.** On April 20, 2023, the President of the Republic announced the "National Lithium Strategy"" to increase Chile's wealth and develop a key industry to link Chile's economic development with the global transition to a green economy (the "National Lithium Strategy"). One of the objectives of the National Lithium Strategy is to incorporate the State into productive activities in the Salar de Atacama, for which CORFO requested that CODELCO identify the best ways to secure the Chilean State's participation in lithium operations in the Salar de Atacama. Thus, CODELCO, which under its organic law is authorized, either directly or through its subsidiaries, to exploit

8

Signature Version

lithium, on May 18, 2023, established the Company as a vehicle to carry out the development of the Salar de Atacama through a public-private partnership. **Two.Five.** Both for the aforementioned purposes and to create the right conditions and incentives to foster investment, innovation, and increased levels of lithium exploitation in the coming years, it is necessary to (i) establish a quota for the production and marketing of lithium within the term of the Contract and the Lease Agreement, and (ii) promote the introduction of new lithium production technologies, establishing, in both cases, provisions that promote efficient and sustainable exploitation subject to compliance with high environmental protection standards, on the understanding that the Salar de Atacama is a basin whose aquifer systems are interconnected, and also to best practices in compliance and corporate governance, and that regulate the timeliness and integrity of the information that the Company, CODELCO, and the Private Shareholder must provide to CORFO for the best possible fulfillment of the Agreement and the Lease Agreement. **Two.Six.** The Lease Agreement maintains the rent calculation mechanism established in the SQM Agreements, providing for rates by price range to be applied to the sale price to the end consumer or Unrelated Third Party. To safeguard this latter principle, the Company must additionally make reasonable efforts to propose advance pricing agreements to the Internal Revenue Service regarding the determination of the price of the lithium products

9

Signature Version

they market, under the terms of Article 41E, paragraph 7, of the Income Tax Law contained in Article 1 of Decree-Law No. 824 of 1974. **Two.Seven.** The Lease Agreement also includes conditions to promote the development in our country of a lithium products industry with higher added value, for which purpose it regulates the granting of preferential lithium prices by the Company to Specialized Producers that manufacture such value-added products in Chile using lithium inputs extracted from the OMA Properties. **Two.Eight.** The sustainable development of economic activity in the Salar de Atacama and its surrounding area is a priority objective of CORFO; to this end, it is essential that the Company commit to maintaining high standards of corporate social responsibility and practices of engagement and dialogue with the Atacameño indigenous communities, particularly regarding any environmental and social impacts of the Company's activities within the area of influence of the operation it will carry out in the Salar de Atacama, both in the Atacameño indigenous communities and in the urban areas where it manufactures its products. **Two.Nine.** Finally, this Agreement regulates mechanisms for benefit-sharing with the Atacameño indigenous communities, as well as contributions intended for regional development and research and development, which the Company must make. In accordance with applicable regulations, prior to the date of execution of this instrument, the administrative measures likely to

10

Signature Version

directly affect indigenous peoples, as established in the Tarar Contracts, were submitted to the indigenous consultation process.

**THIRD: Definitions.** Without prejudice to other definitions contained in this Agreement, the terms listed below shall, whenever used in this Agreement with an initial capital letter, have the meaning assigned to them in each case: "Private Shareholder" means Sociedad Química y Minera de Chile S.A. and SQM Nueva Potasio SpA, entities with which CODELCO and/or its subsidiary Salares de Chile SpA partnered to form the public-private partnership referred to in the First Transitory Clause (Public-Private Partnership). "Boric Acid" means any commercial form of boric acid in any form, grade, concentration, or degree of purity, as well as its derivatives or compounds. "CCHEN Agreement" means the agreement of the CCHEN Board of Directors authorizing the sale of lithium products extracted from the Salar de Atacama in accordance with this Agreement, under conditions substantially similar to those previously authorized by said body for this type of contract, in accordance with its legal powers and within the scope of its jurisdiction. "Amax" means Amax Exploration Inc. "Amsalar" means Amsalar Inc. "Protection Rings " refers to the area encompassed by Protection Ring Two and Protection Ring Ten, established as a zone intended to safeguard the mineral resources and reserves of the Properties and prevent the Company from conducting mining operations in that zone that

11

Signature Version

could negatively affect the Project or the Project's development area. "Protection Ring Ten" means the area within ten kilometers measured from the perimeter or outer edge of the OMA Properties and the Rigo Properties, as identified on the map attached as Annex One to this Agreement. "Protection Ring Two" means the area within two kilometers measured from the perimeter or outer edge of the OMA Holdings and the Rigo Holdings, as identified on the map attached as Annex Two to this Agreement. "Anniversary" means an anniversary of the Commencement Date . "Specialized R&D Contribution" has the meaning assigned to that term in Clause Seventeen of the Agreement (Research and Development Efforts in Chile). "General R&D Contribution" has the meaning assigned to that term in Clause Seventeen of the Agreement (Research and Development Efforts in Chile). "Specific-Use R&D Contribution" has the meaning assigned to that term in Clause Seventeen of the Contract (Research and Development Efforts in Chile). "R&D Contributions" has the meaning assigned to that term in Clause Seventeen of the Contract (Research and Development Efforts in Chile). "Atacameño Indigenous Associations" or "Atacameño indigenous associations" means those indigenous associations, as defined in Article Thirty-Six of Law No. 19,253, belonging to the Atacameño or Lickanantay people of the Salar de

Atacama basin that are incorporated, registered, and have a board of directors in good standing with the CONADI, on the dates indicated for each case in the Contract. "Environmental Auditor"

12

Signature Version

has the meaning assigned to that term in Clause Twenty (External Auditors). “Contractual Auditor” has the meaning assigned to that term in Clause Twenty (External Auditors). “External Auditors” has the meaning assigned to that term in Clause Twenty (External Auditors). “CAM” means the Arbitration and Mediation Center of the Santiago Chamber of Commerce. “Theoretical Production Capacity” means the annual production capacity of a specific Lithium Product, as determined by the design of the industrial equipment and plants installed and constructed in Chile for the Company’s production process. “CCHEN” means the Chilean Nuclear Energy Commission or the body that replaces it. “Magnesium Chloride” or “Bischofite” means any commercial form of magnesium chloride hexahydrate in any form, grade, concentration, or degree of purity, as well as its derivatives or compounds. “Potassium Chloride” means any commercial form of potassium in any form, grade, concentration, or degree of purity (including its intermediate products), other than Potassium Sulfate, its derivatives, or compounds. “Sodium Chloride” or “Halites” means any commercial form of sodium chloride in any form, grade, concentration, or degree of purity, its derivatives, or compounds. “CODELCO” means the National Copper Corporation of Chile. “Board of Directors” has the meaning assigned to that term in the Section Nineteen.Two of Clause Nineteen (Corporate Governance of the Company). “Atacameño Indigenous Communities” or “Atacameño Indigenous Communities” means

13

Signature Version

those indigenous communities, as defined in Article 9 of Law No. 19,253, belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that are constituted, registered, and have a current board of directors on file with CONADI, as of the dates indicated in the Agreement. "CONADI" means the National Indigenous Development Corporation established by Law No. 19,253. "Board" means the Board of CORFO. "Agreement" means this Project Agreement, its annexes, and its written amendments. "Lease Agreement" means the Lease Agreement entered into between CORFO and the Company, by public deed of this same date at this Notary's Office. "SQM Lease Agreement" means the amended, consolidated, and updated version of the OMA mining concession lease agreement entered into between CORFO and SQM Nueva Potasio SpA, Sociedad Química y Minera de Chile S.A., and SQM Salar SpA by public deed dated today executed before this Notary Public under registry number five thousand ninety-two. "SQM Project Agreement" means the amended, consolidated, and updated version of the project agreement for the Salar de Atacama entered into between CORFO and SQM Nueva Potasio SpA, Sociedad Química y Minera de Chile S.A. and SQM Salar SpA by public deed dated today executed before this Notary Public under file number five thousand ninety-one. "Agreements" means, collectively, the Agreement and the Lease Agreement. "SQM Agreements" means, collectively, the SQM Lease Agreement and the SQM Project Agreement. "Control"

14

Signature Version

means, whether directly or indirectly, through another person or jointly with other persons, (i) holding more than fifty percent of the shares, equity interests, or quotas of an Entity; (ii) having the right (by law, court order, or contract) to appoint or elect a majority of the members of the board of directors or the manager of an Entity; (iii) having sufficient power to direct or influence the management and policies of the Entity, whether through a contractual relationship or any other means, or to decisively influence the administration of the Entity, in accordance with the definition in Article 97 of the Securities Market Law; or (iv) in the case of a natural person, having the right (by legal, judicial, or contractual provision) to manage all or part of their assets. This concept of Control shall be used to determine whether a person "Controls" an Entity (in which case the first person is the "Controlling" party of the second), whether an Entity is "Controlled" by a person, or whether an Entity is under the "Common Control" of a person. "CORFO" or the "Corporation" means the Corporation for the Promotion of Production. "Additional Fee" has the meaning assigned to that term in Section Eleven.Four of Clause Eleven (Special Rules on Lithium). "Base Fee" has the meaning assigned to that term in Section Eleven.Three of Clause Eleven (Special Rules on Lithium). "Efficiency Fee" has the meaning assigned to that term in Section Eleven.Five. of Clause Eleven (Special Rules on Lithium). "Fees"

means collectively the Base Fee, the Additional Fee, and the

15

Signature Version

Efficiency Fee. ""Business Days" means days of the week, excluding Saturdays, Sundays, holidays, and days on which commercial banks in Chile do not open their offices to the public. "Board of Directors" has the meaning assigned to that term in Section Nineteen.One of Clause Nineteen (Corporate Governance of the Company). "Entity" means a legal entity, whether under private or public law, an association, a corporation, a fund, and any other organization or special-purpose trust, regardless of whether it has legal personality or not, or whether it is of Chilean or foreign nationality. "R&D Entities" has the meaning assigned to that term in Clause Seventeen of the Agreement (Research and Development Efforts in Chile). "National Lithium Strategy" has the meaning assigned to that term in Section Two.Four of Clause Two (Considerations). "Material Delivery" has the meaning assigned to that term in Section Nine.Three of Clause Nine (Restitution, Transfer, and Purchase Options) of the Lease Agreement. "Force Majeure Event" means any unforeseen event beyond the reasonable control of the affected Party that prevents it from fulfilling its obligation, including, but not limited to, the following: (i) acts of nature, including epidemics, earthquakes, hurricanes, landslides, floods, flash floods, and tsunamis or subsidence, (ii) acts of the enemy, including wars, blockades, sieges, or insurrections, (iii) terrorism and riots, (iv) orders or decrees issued by any governmental authority or entity, or the exercise of any emergency powers by any authority, that are binding on the

16

Signature Version 17 Party , prov ided that they do not resu l t f rom the wrongfu l act or omiss ion o f the a f fected Party , have not been issued wi th genera l e f fect , and exceed the scope of the indust ry . “ “Date o f Cal l ” means October 4 , 2024 , corresponding to the issuance of CORFO’s Exempt E lect ron ic Resolu t ion No. 1 ,235, which ordered a new ca l l fo r the f i rs t meet ing o f the p lann ing stage of the “Salar de Atacama Contracts ” ind igenous consul ta t ion process, as d i rected by CORFO’s Exempt Elect ron ic Resolu t ion No. 347 of 2024 . “Star t Date” means January 1 , 2031. The foregoing appl ies prov ided that , as o f that date , the CORFO reso lu t ion approv ing th is Contract and the reso lu t ion implement ing the CCHEN Agreement have been fu l ly processed . I f these condi t ions have not been met , the Star t Date sha l l be understood to be the la test date on which both reso lu t ions are fu l ly processed. “Terminat ion Date” Terminat ion” has the meaning ass igned to that term in C lause Twenty-Seven (Term). “Terminat ion Date o f the Dia logue Stage of the Ind igenous Consul ta t ion” means August 8 , 2025. “Subsid iary ” means, wi th respect to a company, the Ent i ty that is d i rect ly o r through another Ent i ty Cont ro l led by sa id company and in which the Ent i ty ho lds more than f i f ty percent o f i ts vot ing cap i ta l or o f the cap i ta l i f i t is not a corporat ion , or in wh ich i t may e lect o r appoin t , or cause to be e lected or appoin ted, the major i t y o f i ts d i rectors or o f f ice rs. “Governance” means the set o f ru les to be agreed upon between the Company and the Atacameño ind igenous communi t ies to govern the i r re la t ion s, which sha l l be mainta ined Signature Version 18 th rough formal and permanent channels o f d ia logue, such as work ing groups o r o thers estab l ished by mutua l agreement . For greater c lar i ty , Governance does not re fer to nor form part o f the Company’s corporate governance, which is governed by i ts own sta tu tory ru les. “kMt” means thousands of metr ic tons. “LCE” stands for l i th ium carbonate equiva lent . “Secur i t ies Market Law” means Law No. 18 ,045 on the Secur i t ies Market . “Ant i -Corrupt ion Laws” has the meaning ass igned to that term in Clause Twenty - Three (Ant i -Corrupt ion Regula t ions) . “LME” means l i th ium meta l equiva lent . “Lots A – M – J – F – H, and L” means the propert ies located in the munic ipa l i ty o f San Pedro de Atacama, ident i f ied in Sect ion 4 .1 o f Transi t iona l C lause 4 (Propert ies) o f the Lease Agreement . “Lots E – F – G and H” means the propert ies located in the mun ic ipa l i ty o f San Pedro de Atacama, speci f ied in Sect ion Four .Two of the Fourth Trans i t iona l Clause (Proper t ies) o f the Lease Agreement . “Relevant Mat ters and Clauses” has the meaning ass igned to that term in Clause Thi r ty - f ive .BIS.Two. “Best Engineer ing, Technology, and Operat iona l Pract ices” means the best pract ices, methods, technolog ies, procedures, and act ions—which may vary f rom t ime to t ime —used in ternat iona l ly in the design, const ruct ion, operat ion, maintenance, and repai r o f l i th ium product ion p lants us ing b r ine (and appl icab le to the condi t ions o f the Salar de Atacama), whi le ensur ing a t a l l t imes compl iance wi th leve ls o f safe ty , re l iab i l i ty , and economy comparable to those that would be appl ied by e f f ic ient and prudent Signature Version 19 operators in the indust ry , which sha l l a im to ach ieve greater e f f ic iency and per formance in product ion processes, the h ighest s tandards in env i ronmenta l care, and responsib le operat ion w i th respect to communi t ies and the i r sur roundings. However, the Part ies understand that Best Pract ices in Engineer ing, Technology, and Operat ion are not l im i ted to a s ing le opt imal pract ice, method, or technique to the exc lus ion o f o thers, prov ided that these a l low the ob ject ives descr ibed above to be ach ieved. “Sa lar de Atacama Contracts Moni tor ing Commit tee” means the so le permanent forum for d ia logue, coord inat ion, and co l laborat ion estab l ished under th is Cont ract , managed by CORFO wi th in the scope of i ts author i ty to ensure the act ive par t ic ipat ion o f Atacameño ind igenous organizat ions in the moni tor ing, ver i f i ca t ion, and overs ight o f the envi ronmenta l ob l igat ions imposed by th is Cont ract on the Company , and for communi ty re la t ions, through which per iod ic act ions wi l l be carr ied out to mainta in a formal re la t ionsh ip wi th sa id organizat ions and co l laborat ive act iv i t ies. “ “Minsa l ” means Sociedad Minera Salar de Atacama S.A. , former ly Sociedad Minera Sa lar de Atacama L imi tada, now SQM Salar SpA. “Molymet” means Mol ibdenos y Meta les S.A. “M t ” means metr ic tons. “New Technolog ies” has the meaning ass igned to that te rm in C lause Thi r teen (Development o f New Technolog ies in Product ion Processes in the Salar de Atacama). “Col laborat ing Ent i ty” means the ent i ty cont racted by the Company, wi th p r io r Signature Version 20 author izat ion f rom CORFO and f inanced wi th resources f rom Fund One, whose funct ion is to support the Atacameño ind igenous communi t ies in the generat ion and organizat ion o f investment and/or deve lopment pro jects , and which must inc lude profess iona ls o f Atacameño or ig in in i ts work team and mainta in a permanent presence in the Munic ipa l i ty o f San Pedro de Atacama . “Technica l Support Agency” means the ent i ty cont racted us ing resources f rom Fund Four , in tended to prov ide specia l ized ass is tance in the design, implementat ion, and report ing o f pro jects and in i t ia t ives o f Atacame ño ind igenous associa t ions, in accordance wi th i t s lega l and sta tu tory purpose, and which must inc lude profess iona ls o f Atacameño or ig in in i ts s ta f f and mainta in a permanent presence in the munic ipa l i ty o f San Pedro de Atacama. “Atacameño Ind igenous Organizat ions” or “Atacameño ind igenous organizat ions” means the Atacameño ind igenous communi t ies and Atacameño ind igenous associa t ions governed by Law No. 19,253, which are incorporated , reg is te red , and have the i r cu rrent by laws on f i le wi th CONADI as o f the dates speci f ied in the Contract fo r each case. ind icated in the Contract . “Other Products” means any commerc ia l form or product der ived f rom the sa l ts or br ines o f the Property that is not def ined in th is Clause, as wel l as products der ived f rom or composed of these. “Other L i th ium Products” means any product o ther than l i th iu m carbonate and l i th ium hydrox ide, such as l i th ium bromide; metal l i c l i th ium; l i th ium ch lor ide; l i th ium phosphate; l i th ium su l fa te fo r convers ion

Signature Version

into Lithium Products; other lithium derivatives or compounds. For the purposes of this Agreement, “Brine and Others,” as defined in this Clause, shall not be considered “Lithium Products” or “Other Lithium Products” “Parties” means each and every party to this Agreement, namely, CORFO, the Company, and CODELCO. “Related Parties” means (a) the Entities or individuals who, with respect to any Entity, are in any of the following situations: (i) its related persons, as defined in Article 100 hundred of the Securities Market Law; (ii) its Controller, and its Subsidiaries; and any individual or Entity, or group of individuals or Entities acting in concert, that directly or indirectly holds more than ten percent of the capital of its Controller; and (b) with respect to an individual, their spouse, civil partner, cohabiting partner, and relatives up to the second degree of consanguinity or affinity. “Rental Period” means the period of one quarter ending on the last day of March, June, September, and December of each year. “Properties” means, collectively, the OMA Properties, the Sal and Salar Properties, and the Rigo Properties. “OMA Properties” means the OMA mining properties specified in Transitory Clause One (OMA Properties) of the Lease Agreement. “Rigo Properties” means the mining properties identified in Transitory Clause Three (Rigo Properties) of the Lease Agreement. “Sal and Salar Properties” means the mining properties identified in Transitory Clause Two (Sal and Salar Properties) of the Lease Agreement. “Closure Plan” means the set of actions and measures intended

21

Signature Version

to terminate the Company's mining activities, in accordance with the provisions of Law No. 20,551 Regulating the Closure of Mining Operations and Facilities and its implementing regulations. "Challenge Procedure" has the meaning assigned to that term in Section Six.Three of Clause Six (Rent) of the Lease Agreement. "Equivalent Annual Production" has the meaning assigned to that term in Section Eleven.Three of the Clause Eleven (Special Rules on Lithium). "Specialized Producers" has the meaning assigned to that term in Clause Thirteen (Preferential Price for Specialized Producers) of the Lease Agreement. "Lithium Products" means lithium carbonate in technical and battery grades and lithium hydroxide in technical and battery grades, in both cases in their various specifications. "Project" means the project for the exploration, mining, production, and marketing of any and all compounds of potassium, boron, lithium, magnesium, sulfate, and sodium, and, in particular, Boric Acid, Lithium Products, Other Lithium Products, Sodium Chloride, Potassium Chloride, Sodium Sulfate, Potassium Sulfate, and any derivative or compound thereof, and other economically recoverable mineral substances from the Property. "RCAs" means the environmental qualification resolutions that the Project currently holds or may hold in the future to carry out exploration, exploitation, production, reinjection, and any other act or measure necessary or convenient for the Project. "Rent" has the meaning assigned to that term in Clause Six (Rent) of the Lease Agreement. "Representatives" has

22

Signature Version

the meaning assigned to that term in Section Twenty-One.Two of Clause Twenty-One (Equipment and CORFO Representatives). “Brine and Others” means raw brine, concentrated and/or refined brines at any concentration level, lithium carnallite, lithium sulfate not intended for conversion into Lithium Products, and other raw materials or waste containing lithium or other minerals, present in salts or dissolved in solution, riles and rises, slags and slurries, all of which are extracted from the Premises. “Monitoring System” means the set of technological tools and mechanisms designed to record, report, and make available to CORFO and the Atacameño indigenous organizations the information specified in Section Ten.Two, in the manner and under the conditions defined in said Section, designed by the Company in conjunction with said Atacameño indigenous organizations as indicated in the Contract, the operation and updating of which shall be maintained by the Company throughout the term of the Contract. “SMA” means the Superintendency of the Environment. “Company” means Minera Tarar SpA or its legal successor or the assignee of the Contract and the Lease Agreement, as the case may be. “SQM” means Sociedad Química y Minera de Chile S.A. “Potassium Sulfate” means any commercial form of potassium sulfate in any form, grade, concentration, or degree of purity, as well as its derivatives or compounds. “Sodium Sulfate” means any commercial form of sodium sulfate in any form, grade, concentration, or degree of purity, as well as its derivatives or compounds. "Unrelated Third

23

Signature Version

Party" shall be understood, with respect to an Entity or natural person, as one that is not a Related Party to such Entity or person. "Arbitral Tribunal" has the meaning assigned to that term in Clause Thirty-One (Dispute Resolution and Arbitration). "US$" or "Dollar" means the United States dollar.

**FOURTH: Purpose of the Contract.** The purpose of the Agreement is to govern the terms, requirements, and conditions under which the Company shall execute the Project on the Premises that have been delivered to it for exploitation pursuant to the Lease Agreement, for the purpose of producing and marketing any and all compounds of potassium, boron, lithium, magnesium, sulfate, and sodium, and, in particular, boric acid, Lithium Products and Other Lithium Products, Sodium Chloride, Potassium Chloride, Sodium Sulfate, Potassium Sulfate, and any derivative or compound thereof, as well as other economically recoverable mineral substances from the Properties. In accordance with Clause Five (Lease of the Properties and delivery of other assets necessary for the execution of the Project) of the Lease Agreement, the Company may extract lithium solely from the OMA Properties specified therein. The foregoing is without prejudice to the exploitation of the Sal y Salar Properties and Rigo

Properties in accordance with the provisions of Section Eleven.Six. For the development of the Project, the extraction infrastructure and the respective brine collection points that the

24

Signature Version

Company has implemented and will implement in the future must be located within the perimeter of the Properties.

**FIFTH: Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery. Five.One.** The Company undertakes to conduct periodic studies, at least every five years, to keep the status of lithium reserves on the Property up to date, and shall provide CORFO with a copy of all reserve studies submitted to the CCHEN; unless, prior to said deadline, the Company completes the study or has communicated information to the relevant authorities, in which case it shall provide them to CORFO at the first opportunity available. The foregoing is without prejudice to any studies conducted for these purposes by CORFO at any time, for which the Company shall provide all necessary assistance and make available all information required for such purposes. **Five.Two.** The Project, to the extent or in the part that it considers a production process maintaining evaporation technologies, must provide for the return of existing residual brines to the aquifer, to one or more zones of the Salar de Atacama in accordance with the respective environmental authorization. In the event that technological changes and/or the introduction of new technologies are implemented in the lithium production methods within the framework of the Project, which involve the return or reinjection of residual brines under conditions different from those of a production process based on evaporation technologies, re-

25

Signature Version

injection may only be carried out if it is verified that it does not generate adverse environmental effects. The Company must conduct scientific studies on the potential impacts of re-injection or new technologies, which shall be submitted to CORFO prior to its environmental assessment, and, furthermore, shall collaborate with public institutions in the development of independent scientific studies on these matters. This collaboration shall not be of a pecuniary nature, to safeguard the independence and impartiality of the studies. For the implementation of technological changes and/or the introduction of new technologies involving reinjection, all necessary precautions and safeguards must be taken to ensure that the qualities, concentrations, levels, and physicochemical characteristics, among other parameters, contribute to the sustainable management of operations in the long term with low environmental impact, and that appropriate control mechanisms are in place, in accordance with the provisions of the RCAs obtained for the Project's development. The reinjection processes for residual brine, related to technological changes or new technologies, must serve an exclusively environmental purpose and not for storage for production purposes. For the purposes of this Agreement, "residual brine" is defined as that resulting from the production process and not utilized, regardless of its suitability for reinjection. For these purposes, the Company must include the aforementioned return or reinjection in the environmental impact

26

Signature Version

studies or statements it is required to submit to the environmental authority for its Project. **Five.Three.** The Company may utilize the waste salts and/or waste resulting from the production process, provided that the recovery of lithium is technically and economically feasible. Notwithstanding the foregoing, in the event that the Company implements a technology that allows for the recovery of lithium from the aforementioned waste salts and/or waste, thereby increasing the efficiency of the production processes at the Salar de Atacama plants, and if, as a result of such recovery, the Company develops Other Lithium Products that do not meet the processing standards required for international markets, the Company may use the latter for the purpose of converting them into Lithium Products and/or Other Lithium Products, and their commercialization, which, in any case, must initially be allocated to the Efficiency Quota. **Five. Four.** Without prejudice to the provisions of this Clause, the Company shall make available to the Atacameño indigenous organizations an annual volume of Halite and Bischofite, with no commercial value, for use in projects related to ventures or specific purposes previously defined by them, under the terms set forth below: **(a)** The Company shall report annually to CORFO the available volumes of Halite and Bischofite and the delivery mechanisms, which shall include, at a minimum, the specific formalities for each request, the delivery deadlines and conditions, and the pickup location. **(b)**

Projects related to specific ventures or purposes shall be

27

Signature Version

independently defined by each interested Atacameño indigenous organization. **(c)** Interested Atacameño indigenous organizations must submit the corresponding request to CORFO within the specified timeframe, indicating the type of project and the volumes of Halite or Bischofite required, for the sole purpose of allowing CORFO to verify whether the type of project corresponds to that mentioned above. **(d)** CORFO shall notify the Company of the interested Atacameño indigenous organization and the volumes required based on the project. The volumes of Halites and Bischofite transferred annually to the Atacameño indigenous organizations in accordance with this Section shall be deducted from the calculation basis of the Rent regulated in Clause Six of the Lease Agreement, given that these are products without commercial value whose transfer by the Company to said organizations shall be free of charge.

**SIXTH: Agreements between the Parties. Six.One.** Except for the limitations contained in Section Six.Two. below and in subparagraph (f) of Clause Twenty-Four (Prohibitions), the Parties agree that nothing in the Tarar Contracts shall prevent them or their Related Parties from participating in other companies or activities related to the products or by-products involved in this Contract. **Six.Two.** CORFO hereby irrevocably and definitively undertakes, in favor of the Company, which accepts, not to carry out and not to permit, as of the Commencement Date,

28

Signature Version

any exploration, exploitation, or mining, aquifer-related, or industrial work of any type or kind, either by itself or through third parties, within all or part of the Property. The Property is fully and legally in force, with all its permits up to date and duly paid, and are not subject, in whole or in part, to any lien, encumbrance, mortgage, prohibition, resolution, nullity, or exception of any type or kind that could in any way affect the free, total, and exclusive exercise by CORFO or those to whom it consents of each and every one of the powers and attributes inherent to ownership over all or part thereof, and undertakes to ensure that they remain in such condition from the Commencement Date until the Termination Date, without prejudice to the provisions of the Fifth Transitory Clause (Limitations and Prohibitions on the OMA Properties) and Sixth Transitory Clause (Resolutory Condition) of the Lease Agreement. This prohibition does not extend to the performance of non-productive works, tasks, and operations by CORFO or a third party authorized by it, which are necessary for the conduct of studies, tests, sampling, activities leading to the establishment of baselines, and other matters necessary for environmental permits and/or the development of pilot projects, to ensure the exploitation of the Property beyond the Termination Date in accordance with the provisions of Twenty-Eighth Clause (New Contractor or Operator ) and/or to advance the development of studies on any type of technology. In carrying out the aforementioned non-productive works, tasks, and operations,

29

Signature Version

CORFO or the third party authorized by it shall not interrupt or alter the normal operation of the Company or the future development of the Project; they must demonstrate that they possess all necessary environmental and sectoral permits, and shall assume the costs and risks arising from their actions, releasing the Company from all liability and indemnifying it for any damage caused to the Company by the performance of the aforementioned non-productive works, tasks, and operations. In the event that the Company reasonably believes that CORFO or third parties are interrupting or altering normal operations, it must notify CORFO in writing, specifically stating the reasons such assertion is based, along with all supporting documentation. In the event of a disagreement, an expert shall be consulted in accordance with subparagraphs (ii) and (iii) of the Appeal Procedure, as applicable. **Six.Three.** Pursuant to the provisions of Clause Two, section "Purpose," subsection (b)(i) of the agreement entered into between CORFO and Foote Mineral Company, CORFO undertook, for the benefit of Albemarle Limitada, not to carry out or allow any mining operations or works, and not to transfer or abandon all 1,370 OMA mining concessions it owns that correspond to the strip depicted and designated in Annex One of the Lease Agreement as "no man's land." To the extent that, after the Commencement Date and prior to the Termination Date, the agreement or arrangement currently in force between CORFO and Albemarle Limitada, Albemarle U.S. Inc.,

30

Signature Version

and Foote Minera e Inversiones Limitada—or their successors under such instruments— s terminated, which provides for the protection of such mining claims and the exploitation of a group of three thousand three hundred forty-four OMA mining concessions contributed to Albemarle Limitada, the Company shall assume and pay hereafter the mining royalties corresponding to them and to the remaining three thousand three hundred forty-four mining concessions designated as OMA that have been exploited by Albemarle Limitada pursuant to such agreement, until CORFO has granted a title to a third party to exploit them or until the Termination Date, whichever occurs first, which shall be communicated by CORFO to the Company. The payment of the mining royalties referred to in this Section Six.Three shall not confer any rights on the Company with respect thereto, but shall entitle the Company to reimbursement by CORFO of the mining royalties paid by the Company. Notwithstanding the foregoing, following the termination of any agreement or arrangement existing as of the Commencement Date between CORFO and Albemarle Limitada, Albemarle U.S. Inc., and Foote Minera e Inversiones Limitada or their successors under such instruments, the Company, upon express written request from CORFO, may utilize the brines, pool salts, harvested salts, salt storage cakes, and any other product or material extracted, whether in process or as a finished product, or waste, all existing as of such date in the operations of Albemarle Limitada. **Six.Four.** The contractual

31

Signature Version

provisions contained in the Agreement do not substitute for or replace any environmental or permit required for the execution of the Company's mining activities on the Properties. Under no circumstances may the execution of the Agreement or the validity of any of its clauses constitutes or may constitute an environmental pre-approval of the Project that the Company will develop beginning in two thousand thirty-one and to which Clause Thirteen of the Contract refers. Said Project may only be executed once it has obtained the corresponding RCA and the necessary sectoral permits. **Six.Five.** Under no circumstances may the Company carry out exploitation, extraction, or reinjection activities beyond the mining concessions owned by it and its Related Parties that are located within the perimeter of the Protection Rings, as indicated in Clause Twenty-Four (Prohibitions). However, within this area, the Company may carry out environmental and meteorological monitoring activities, and any other activity that, together with its respective facilities, is authorized in any environmental or sectoral permit related to the exploitation operations of the Mining Rights. Any other activity that the Company wishes to carry out on the surface lands of this area for the operation of the Project, as applicable, must have undergone an environmental impact assessment, a process in which sites of cultural and environmental significance must be considered, and must be authorized by the respective RCA. **Six.Six**. The Parties hereby irrevocably and in advance undertake,

32

Signature Version

in favor of one another, to implement in a valid, legal, adequate, and timely manner each and every one of the provisions contained in this Clause and Contract, committing to perform all acts and execute all contracts and, in general, to do everything necessary so that the documentation to be executed and which is in fact executed, adequately reflects the agreements set forth herein.

**SEVENTH: Representations and Warranties.** Each Party to this Agreement represents and warrants to the other with respect to itself that: **(a)** It is a duly incorporated and existing entity under the laws of its jurisdiction of incorporation and has full legal capacity, power, and authority to enter into and perform its obligations under the Tarar Agreements; that the execution, execution, and performance of the Tarar Agreements have been validly authorized; and that the obligations contained in the Tarar Agreements are legally valid and enforceable in accordance with their terms. **(b)** The performance by the Company and CODELCO of this Agreement and the other documents supplementing it, and the fulfillment of the obligations set forth therein, do not conflict with or violate, and do not breach or infringe upon, any statute, regulation, judgment, order, decree, contract, mortgage, agreement, concession or mining right, trust deed, deed, or other instrument to which either party is a party or by which any of their properties or assets are encumbered, and do not result in the creation or imposition of any lien, charge, claim, or pledge on their properties or assets. **(c)** All of the foregoing representations and

33

Signature Version

warranties are deemed material, essential, and determinative for the execution of this Agreement, and the rights of the Tarar Agreements in relation to such representations and warranties shall survive the execution and execution of this Agreement and the performance of all or part of its provisions. **(d)** The Company shall use reasonable efforts to propose advance pricing agreements to the Internal Revenue Service regarding the pricing of the lithium products they market, pursuant to Article 41E, paragraph 7, of the Income Tax Law contained in Article 1 of Decree-Law No. 824 of 1974.

**EIGHTH: Implementation of the Agreements.** The Parties agree to take all direct or indirect measures necessary or appropriate to give full effect to the intent, purpose, and terms of this Agreement. Each Party, within the scope of their respective authorities, shall use their best efforts to ensure that this Agreement and the Lease Agreement obtain the necessary government approvals and any other matters required for the benefit of the Project. Furthermore, the Parties, provided that this does not imply a waiver of CORFO's powers, undertake not to take any action that may obstruct or frustrate the achievement by the Company and the Parties from fulfilling the intent, purpose, and terms of this Agreement or the development of the Project.

34

Signature Version

**NINTH: Force Majeure.** Each Party shall be excused from fulfilling its obligations under this Agreement to the extent that such failure is due to a Force Majeure Event and for the duration of the Force Majeure Event, provided that the Party not affected by the Force Majeure Event shall continue to fulfill its obligations. The Party affected by a Force Majeure Event must notify the other Party in writing of the occurrence of the Force Majeure Event within seventy-two hours of the event occurring or as soon as reasonably possible.

**TENTH: Environmental Compliance. Ten.One.** The Company undertakes to comply with current environmental legislation, the Water Code, and Law No. 21,595, as well as sector-specific environmental permits and the respective RCAs; to comply with the compliance program(s) agreed upon by the Company and the SMA and the respective control mechanisms that ensure the sustainable management of the Atacama Salt Flat; and to comply with any final decisions or instructions issued the environmental authority or, where applicable, the environmental or ordinary courts, as appropriate. The Company undertakes to operate the Property while always safeguarding the environment in order to achieve, in accordance with Best Engineering and Operational Practices, long-term sustainable exploitation with a low environmental footprint. The Company's Closure Plan must comply with current regulations on this matter. **Ten.Two.** The

35

Signature Version

Company undertakes to review, update, complete, and maintain the operation of the Monitoring System, the design of which shall be defined with the active participation of the Atacameño indigenous communities through the Salar de Atacama Contract Monitoring Committee; the system must be understandable, clear, culturally relevant, up-to-date, in accessible formats, transparent, and publicly viewable. The Monitoring System must contain: **(a)** information required online or in real time, corresponding to the one established for each system in the RCA(s), and that relate to continuous measurements of parameters, as well as other variables that allow for the visualization and/or anticipation of a water imbalance in the systems to be protected, **(b)** other information that the RCAs require to be communicated, which shall be uploaded to the system at the frequency established by said RCAs, **(c)** results of environmental monitoring and audits conducted directly by the Company. Notwithstanding the foregoing, the Company shall be required to record continuous measurements of parameters from the start of brine extraction, which must be uploaded to the aforementioned system once it is operational. The Monitoring System will provide such information "online," on a regular and continuous basis, meaning it will be permanently available and can be accessed directly via remote connection, provided that technical requirements for access and internet or digital network connectivity are met. Furthermore, and provided it is technically feasible to implement, the system will

36

Signature Version

provide information in “real time,” that is, as data is collected or at the moment an event occurs. During the system’s review and design phase between the Company and the Atacameño indigenous organizations, those components that are technically feasible to report in real time will be identified. The Company will train the technical representatives of the Atacameño indigenous organizations to effectively access and use the Monitoring System. The Company must develop and objective verification mechanisms for the implementation of the Monitoring System. The Monitoring System shall contain the information specified in Section Thirty-Five.TER., to the extent that the format or medium of the information is compatible with said system. **Ten.Three.** The Company shall maintain a system that allows for the sharing of information of environmental relevance and community interest , which shall be fed by the Monitoring System. **Ten.Four.** The Company shall cooperate on an ongoing basis by providing CORFO, free of charge, with the relevant studies that have been conducted to fulfill the obligations imposed by the Contract in this regard, as well as any other technical, production, geological, hydrogeological, and environmental information related to the Contract and the Lease Agreement that CORFO may request, providing the necessary facilities to ensure that CORFO has prompt access to such information. **Ten.Five**: The Company shall update its hydrogeological model every five years, and the respective numerical model every two years, in accordance with

37

Signature Version

the provisions of the current RCA, and shall submit both to CORFO in the format in which the Company is required to submit them to the environmental authority. CORFO shall forward this information to the Atacameño indigenous organizations under the terms detailed in Clause Thirty-Five.TER (Access to Information by Atacameño Indigenous Organizations of the Salar de Atacama Basin). **Ten.Six.** CORFO and/or the institution designated by CORFO for this purpose, may conduct, at its own expense, environmental, hydrogeological, reserve, reinjection, and/or strategic studies throughout the entire Atacama Salar basin, for which the Company must provide all the information, cooperation, and support necessary for the development of such studies. The Company undertakes to work jointly with CORFO and with the institution designated by CORFO, and eventually with other operators in the Atacama Salt Flat basin, on comprehensive hydrogeological modeling, in the development of a sustainable strategic environmental model, and in the integrated monitoring of the entire Salar. The Atacameño indigenous organizations may collaborate and participate, in accordance with their own self-determination, in the aforementioned comprehensive hydrogeological modeling, should this initiative be implemented, for which purpose they will be convened by CORFO, through the Salar de Atacama Contract Monitoring Committee, or by the State Administration that, in collaboration with CORFO, develops said modeling. The Society shall have the right to review preliminary

38

Signature Version

drafts of these studies, so as to have the opportunity to include its comments in the reports prior to their publication to avoid potential errors that may be corrected in a timely manner in the final reports, in cases where CORFO independently finds merit in the proposed correction. **Ten.Seven.** The provisions of Section Ten.Six do not preclude the right of Atacameño indigenous organizations to conduct their own studies, in accordance with the objectives of each organization and the powers conferred upon them by their respective legal purpose and legal status. The Company shall cooperate in the conduct of such studies by providing information, access to data, and opportunities for clarification of technical information relevant thereto, to the extent that (i) the information and data are available to the Company, (ii) the information does not affect its commercial rights or is not commercially sensitive, and (iii) it does not impose a disproportionate burden on the Company given the volume, complexity, or frequency of the requested information, which must be duly justified. CORFO or the institution or agency designated by it shall also cooperate under the same conditions as those indicated above for the Company, within the scope of its authority. Likewise, in the context of relations between the Company and the respective Atacameño indigenous organizations, initiatives and activities related to technical and environmental training may be established. **Ten.Eight.** In order to enable the exploitation of the

Assets once they have been returned to CORFO upon the

39

Signature Version

occurrence of the Termination Date, the Company shall request that the environmental authority maintain all environmental permits and authorizations relating to the Project in force for at least five years after the Termination Date. CORFO shall have the authority to require the Company to assign or transfer, free of charge, the ownership of the environmental permits and authorizations of the Project that are in force or pending as of the Termination Date, either for itself or for third parties at CORFO's sole discretion, in accordance with the provisions of Section Nine.One. (c) of Clause Nine (Restitution, Transfer, and Purchase Options) of the Lease Agreement, and must request such assignment or transfer at least seven years prior to the Termination Date. In deciding whether or not to exercise the aforementioned right, CORFO may, either directly or through third parties, audit and/or verify compliance with the RCAs and other permits and authorizations. In the event that CORFO does not exercise the aforementioned right to assign or transfer the Project's environmental permits and authorizations free of charge, the Company shall be solely responsible for fulfilling all obligations related to compliance with the Project's environmental obligations and those pertaining to site closure, including prior to the Termination Date. In the event that CORFO exercises the aforementioned power of assignment or free transfer, CORFO or the third party it designates, as applicable, shall, as of the date of the assignment, become solely responsible for fulfilling all

40

Signature Version

obligations related to the environmental permits and authorizations subject to the assignment or transfer, including the obligations and guarantees associated with the Closure Plan. The Parties acknowledge that in the event CORFO exercises the right to assign or transfer free of charge, whether to itself or to the third party it designates, this shall not alter the Company's exclusive responsibility regarding compliance with all environmental obligations for the entire period between the Commencement Date and the Material Delivery or the date of return of the Property to CORFO, whichever occurs first. The foregoing applies even if the effects associated with any non-compliance during the aforementioned period become apparent after the Material Delivery or the date of return of 's Belongings to CORFO, whichever occurs first. **Ten.Nine.** In handling the information referred to in this Clause, CORFO, or the institution or agency designated by it to assist in this matter, shall be subject to the confidentiality obligations set forth in Clause Twenty-Nine (Confidentiality). Furthermore, the Parties shall ensure that the performance of the obligations contained in this Clause does not entail a breach of obligations regarding free competition or the disclosure of information on costs, future production volumes, future sales, detailed information regarding the design or engineering of the Company's expansion plans or investment amounts, and information that is subject to confidentiality under agreements with licensors or intellectual property providers, or

41

Signature Version

subject to intellectual and/or industrial property rights of the Company or third parties—namely, trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schemes, and diagrams only to the extent that they contain detailed and specific information regarding a process or part thereof. **Ten.Ten.** The active participation of Atacameño indigenous organizations in the monitoring, joint verification, and oversight of obligations shall be verified through the Salar de Atacama Contract Monitoring Committee. This is without prejudice to the existing relationship channels between the Company and the Atacameño indigenous communities. Access to the Company's facilities, in cases where it is appropriate under the Contract, shall be carried out in compliance with industrial safety requirements and protocols established for that purpose. **Ten.Eleven.** In the Environmental Impact Study of the project to be implemented based on the New Technologies referred to in Clause Thirteen (Development of New Technologies in Production Processes in the Salar de Atacama) of the Contract, which the Company must submit to the Environmental Impact Assessment System no later than the second half of 2026, shall establish regulatory mechanisms to control the effects of said project, through the inclusion of mitigation, compensation, and remediation measures, and a proposal for an environmental monitoring network. The Company shall design said environmental monitoring network prior to the

42

Signature Version

submission of the Environmental Impact Study to the Environmental Impact Assessment System, taking into account the opinions and recommendations formulated by the Atacameño indigenous communities which, in accordance with the characteristics of the aforementioned study, will fall within the project's area of influence based on New Technologies, through its own channels of engagement with said Atacameño indigenous communities. Additionally, the Company undertakes to incorporate the development of recycling and reuse of production resources as an operational policy in the new project.

**ELEVENTH: Special Regulations on Lithium. Eleven.One.** The Company must comply with all Chilean laws and regulations governing the extraction, production, marketing, and sale of lithium and its derivative products. Unless expressly authorized by the CCHEN, lithium produced by the Company may not be used or transferred for nuclear fusion purposes. The Company shall adopt all reasonable safeguards to prevent this purpose from being thwarted. Additionally, the State of Chile, through CCHEN, shall have the first option to purchase lithium-6 that the Company may eventually produce, at the international price in effect at the time of sale. Likewise, the Company shall comply with international agreements prohibiting the trade of lithium and lithium products with respect to countries included on the list of sanctioned countries pursuant to Chapter VII of the Charter of the

43

Signature Version

United Nations. **Eleven.Two.** In consideration of the fact that the Lease Agreement provides for the lease of mining rights, the Parties hereby establish in the following sections the production and sales quotas to which the Company shall be bound under the lease of the OMA Rights. Subject to prior authorization from CCHEN, the Parties agree that the Company shall have the right to mine, process, and sell, from the Commencement Date until the Termination Date, up to one million eight hundred fifty-nine thousand nine hundred twenty-eight Mt of LME, under the terms set forth below: (i) The Base Quota, starting on the Commencement Date under the terms set forth in Section Eleven.Three; (ii) The Additional Quota, under the terms set forth in Section Eleven.Four; and (iii) The Efficiency Quota, under the terms set forth in Section Eleven.Five. The utilization of the Quotas must comply with the applicable RCAs. The fact that the Company has not produced or sold the entirety of the Base Quota, the Additional Quota, or the Efficiency Quota by the Termination Date, for any reason, including a Force Majeure Event, shall not extend the term of the Contract. **Eleven.Three.** The Company shall have right to a "Base Quota" for the production and sale of up to one million six hundred ninety thousand eight hundred forty-four Mt of LME for the entire period from the Commencement Date to the Termination Date, equivalent to an average annual sale of three hundred thousand Mt of LCE over thirty years ("Equivalent Annual Production"). The Parties acknowledge that the Base

44

Signature Version

Quota is established for the entire term of the Agreement and does not impose on the Company an obligation to produce or sell a specific quantity annually; therefore, the Base Quota is not reduced or extinguished due to a lack of annual production or sales in a given year, without prejudice to the obligation to pay the Guaranteed Minimum Rent established in Clause Eight (Commitment to Operation and Guaranteed Minimum Rent) of the Lease Agreement. The Company shall use its best efforts to ensure that the Project, including, but not limited to, the industrial equipment and plants installed and constructed in Chile for the Company's production process, as well as the permits, government authorizations, and RCAs obtained for the Project, are acquired, obtained in any capacity, and/or designed, constructed, and applied for with the purpose of achieving and utilizing the full Base Quota from the Start Date until the End Date. However, regarding the duration of the RCAs, the provisions of Clause Ten (Environmental Compliance) shall apply. In accordance with the foregoing, if, prior to the Termination Date, the Baseline Quota proves insufficient to cover production requirements due to an increase in installed capacity or the incorporation of new technologies, and considering the permits, conditions, and restrictions set forth by the RCAs in effect until said termination, the Parties may negotiate in good faith an increase in the Baseline Quota; notwithstanding the foregoing, CORFO reserves the right to increase it or not. **Eleven.Four.** The

45

Signature Version

Company shall be entitled to an "Additional Quota" for the production and sale of up to one hundred twelve thousand seven hundred twenty-three Mt of LME, until the Termination Date, corresponding to an annual capacity of twenty thousand Mt of LCE, as of the date on which the following cumulative conditions are met: **(a)** The Company invests in the construction, improvement, or adaptation of chemical plants in order to demonstrate an increase of twenty thousand metric tons of LCE per year with respect to the Theoretical Production Capacity. **(b)** The Company implements necessary technological development initiatives that demonstrably result in an increase in overall lithium recovery rates in production processes, so that such rates are equal to or greater than sixty percent, through the incorporation of New Technologies, in accordance with the provisions of Clause Thirteen (Development of New Technologies in Production Processes in the Salar de Atacama). **Eleven.Five.** The Company shall be entitled to a maximum production and sales "Efficiency Quota" of fifty-six thousand three hundred sixty-one Mt of LME, until the Termination, corresponding to an annual capacity of ten thousand Mt of LCE. This quota will allow for sustaining an increase in production from lithium recovery processes using other precipitated salts, stockpiled salts, process RILs or RISs, waste salts, reject brines, residual brines, and reprocessed brines, among others, from the Commencement Date through the Termination Date, as a result of the existence of associated

46

Signature Version

recovery processes and new technologies and investments, in accordance with Best Practices in Engineering, Technology, and Operations. The Company shall be entitled to the Efficiency Quota provided it demonstrates, through a technical report, compliance with the necessary investments in new technologies intended to increase lithium recovery from other precipitated, stockpiled, process RILs or RISs, waste salts, reject brines, reject, residual, and reprocessed salts, among others. **Eleven.Six.** The regulations set forth in this Clause are applicable only to the OMA Properties. The Company and CODELCO declare that they are aware of and accept the restrictions and limitations on the Sal and Salar Properties and the Rigo Properties regarding lithium mining, in accordance with the provisions of Article 19, paragraph Twenty-four, of the Political Constitution of the Republic, Article 3 of Law No. 18,997, the Organic Constitutional Law on Mining Concessions, and Article 7 of the Mining Code, with the Company and CODELCO bearing sole responsibility for obtaining the necessary permits, authorizations, and titles for the exploitation of lithium from such properties, in which case the exploitation, commercialization, and payment of royalties, royalties, or commissions on any and all lithium products contained therein shall be governed by the exploitation title granted by the competent authority; such that: (i) the payment made by the Company for the production and marketing of lithium contained in the Sal and Salar Properties and the Rigo Properties shall in no

47

Signature Version

event constitute a reduction or modification of the Rent or any other obligation under the Contract and the Lease Agreement; (ii) under no circumstances shall such production and marketing of lithium products be taken into account for the calculation of the Rent payable to CORFO under the Lease Agreement, nor shall it be charged against the Installments; and (iii) in general, the provisions of the Agreement and the Lease Agreement governing the exploitation of lithium products from the OMA Properties shall not apply to the exploitation of lithium products from the Rigo Properties and Sal y Salar Properties, which shall be subject to the mining title granted by the competent authority.

**TWELFTH: Prior Authorization from CCHEN.** The Company shall submit for prior approval by CCHEN, in the form, with the content, and under the procedures determined by CCHEN, all contracts or legal acts it enters into regarding extracted lithium, its concentrates, derivatives, or compounds, and shall comply in this regard with all other obligations imposed by law, regulations, and CCHEN Agreements.

**THIRTEENTH: Development of New Technologies in Production Processes in the Salar de Atacama. Thirteen.One.** The Company undertakes to develop and implement technological changes in the production process in the Salar de Atacama with respect to the Properties, with the purpose of increasing

48

Signature Version

production efficiency and achieving higher levels of lithium recovery from extraction, and to promote the sustainable management of operations in the long term, through the incorporation of new technologies and/or methods of lithium extraction and recovery, among others, and by way of example , the methods known as DLE (Direct Lithium Extraction), or the combination of other technological processes that incorporate innovation, which must consider sustainable reinjection processes for the residual brines derived from these new methods and their implementation, in a manner consistent with Best Engineering and Operational Practices and with the safeguards and commitments determined for that purpose (the "New Technologies"). The Parties acknowledge that the aforementioned reinjection processes had not been studied in depth, and legitimate questions remain regarding them; therefore, it was necessary to proceed with studies, analyses, and pilot projects, under the terms set forth in the following Sections. **Thirteen.Two.** The scientific studies on the potential impacts of reinjection or the New Technologies that the Company has conducted or will conduct shall be submitted to CORFO prior to its environmental assessment. Furthermore, the Company shall collaborate with public institutions in the development of independent scientific studies on these matters. This collaboration shall not be of a pecuniary nature, to safeguard the independence and impartiality of the studies. **Thirteen.Three.** The Company declares that it has conducted pilot campaigns on

49

Signature Version

New Technologies and that pilot campaigns on the same are currently underway. CORFO shall have the authority to review the results of the studies and pilot campaigns that the Company has conducted to define the New Technologies, and to participate in the activities of the pilot campaigns currently underway in conjunction with the supporting institution it designates (Committee and/or Institute and/or another body). The Parties shall ensure that the fulfillment of this obligation does not entail a breach of obligations regarding free competition nor the disclosure of information on costs, future production volumes, future sales, detailed information regarding the design or engineering of the expansion plans or the amount of the Company's investments, and information subject to intellectual and/or industrial property rights owned by the Company or third parties, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams, provided that these contain detailed and specific information regarding a process or part thereof. Notwithstanding the foregoing, CORFO or another institution designated by it may conduct pilot tests on new technologies in brine-based production processes. **Thirteen.Four.** Based on the pilot tests and studies conducted, the Company shall carry out technical-economic evaluations under the criteria and parameters it deems relevant, including socio-environmental viability as a fundamental criterion, and taking into

50

Signature Version

account its development programs and budgets, which will justify the decisions regarding the implementation of New Technologies. CORFO may verify the information reported by the Company, inspect progress on-site, among other activities, either directly or through experts it designates. **Thirteen.Five.** The Company undertakes to incorporate New Technologies into the production process gradually, in conjunction with the reduction in the use of evaporative technologies, and the consequent reduction of the area of solar evaporation ponds relative to the total existing area as of January 1, 2031, in accordance with Best Practices in Engineering, Technology, and Operations. To this end, it shall prepare a "New Technologies Implementation Plan" as provided for in Clause Fourteen of the SQM Project Agreement, which must consider socio-environmental viability as a fundamental criterion, along with technical and economic factors, and must be territorially relevant, progressive, and verifiable, with goals, milestones, and a defined timeline. Furthermore, it must identify all activities necessary for the evaluation and adoption of the Project's New Technologies, as well as the processes for reinjecting residual brines, the purpose of which shall be exclusively environmental and not for storage for production purposes. The plan must also include a program aimed at reducing the area used for evaporation ponds, with targets and implementation dates. The Company shall submit this Plan to

CORFO within the first half of 2026. It may be updated, provided

51

Signature Version

that the maximum implementation date indicated in Section Thirteen.Seven is not modified. The milestones and deadlines defined in the New Technologies Implementation Plan, and the plans required by Law No. 19,300 and its Regulations, must be incorporated by the Company into the Environmental Impact Study for the Project, which must be submitted to the Environmental Impact Assessment System no later than the second half of 2026, in order to conduct studies and establish baselines. CORFO shall verify compliance with the progress milestones and associated targets, either directly or through experts it designates. **Thirteen.Six.** The Company shall provide information to CORFO regarding the total investment budget for the Project and the implementation of the New Technologies, as established in the New Technologies Implementation Plan, without itemized details or a cost structure, so as not to violate free competition regulations or disclose information that is confidentially sensitive to the Company. Additionally, in instances of direct interaction between the Company and the organizations, information regarding the total expenses incurred to date for piloting new technologies will be shared. **Thirteen.Seven.** New Technologies must be implemented by the end of the seventh year from the date they were granted and the respective RCA and the sectoral permits required for the operation of the New Technologies project have become final. If the RCA and the sectoral permits necessary for the project based on New Technologies are approved and final

52

Signature Version

prior to the Contract Start Date, the Company will proceed with the execution of the "New Technologies Implementation Plan". The Company may not implement the project for the exploitation of the Properties as of January 1, 2031, until it obtains the RCA that environmentally authorizes the operation. Nor may it implement the New Technologies until it obtains the RCA authorizing the Company to do so. **Thirteen.Eight.** The implementation of the New Technologies by the Company must be socio-environmentally feasible and increase the overall recovery of lithium to a percentage equal to or greater than sixty percent, and, once implemented, must allow for a minimum of reinjections of at least thirty percent of the extracted and treated brine. The production based on the New Technologies, provided that the other requirements established in Section Eleven.Four are met, shall entitle the Company to the Additional Quota. If the implementation of New Technologies results in the overall recovery of lithium of less than sixty percent, the Company may decide to implement them, provided that it is socio-environmentally, economically, and technically feasible, and shall submit an investment plan to CORFO for that purpose. **Thirteen.Nine.** If the implementation of New Technologies is not socio-environmentally feasible, the Company shall not be entitled to the Additional Quota. In any case, CORFO reserves the right to verify and confirm the aforementioned non-viability either on its own or through independent experts or specialists that CORFO designates for this

53

Signature Version

purpose and/or with the support of a public agency and/or institute with expertise in the matter. **Thirteen.Ten.** Notwithstanding the foregoing, the Company must provide CORFO and/or the institution or agency designated by CORFO with all necessary assistance so that CORFO may conduct, either individually or jointly with the Company, at CORFO's discretion, the studies and/or analyses necessary for the development of new methods, processes, and technologies for productive exploitation in the Salar de Atacama, including early piloting of new selective extraction technologies, reinjection tests, among others. **Thirteen.Eleven.** CORFO shall provide the Atacameño indigenous organizations with the New Technologies Implementation Plan and the information regarding the total investment budget referred to in Section Thirteen.Seven, as provided in Clause Thirteen of the Contract, under the terms established in Clause Thirty-Five TER of the Contract. In addition, the Atacameño indigenous organizations will have access to the Monitoring System for traceability and verification of the Company's compliance with its obligations. The active participation of the Atacameño indigenous organizations in the monitoring, joint verification, and oversight of these obligations will be verified through the Salar de Atacama Contract Monitoring Committee. This is without prejudice to the channels of communication between the Company and the Atacameño indigenous communities.

54

Signature Version

**FOURTEENTH: Long-Term Water Balance and Sustainability. Fourteen.One.** The Company undertakes to gradually and progressively reduce the extraction of surface water it carries out in the Salar de Atacama to supply the Project until its use in the production process is completely eliminated. This obligation shall apply to the Company's water use rights located outside the perimeter of the Concessions and corresponding to a maximum of two hundred forty liters per second, which corresponds to the flow rate authorized by the RCA in effect in August 2025 and does not include brine or the brine evaporation process. **Fourteen.Two.** To this end, the Company shall prepare the "Plan for the Gradual Reduction of Freshwater Use until its Complete Replacement," as provided for in Clause Fourteen of the SQM Project Agreement, which shall provide for the gradual and progressive reduction of freshwater use in its processes until its complete elimination, and must consider socio-environmental viability as a fundamental criterion, in addition to technical and economic factors, and must be geographically relevant. The "Plan for the Gradual Reduction of Surface Water Use until its Complete Replacement" must be submitted to CORFO during the first half of the year 2026, and must contain, at a minimum, the stages, goals, milestones, and deadlines by which the reduction must be carried out in accordance with the Project, the flow rates subject to reduction, and the indicators and mechanisms that allow for the monitoring and verification of compliance with this obligation. The complete

55

Signature Version

elimination of use of surface water in the Project's production process will be verified at the end of the fifth year from the date on which the RCA that has favorably rated the Project and the sectoral permits necessary for its operation are approved and final. This Plan may be updated, provided that the aforementioned maximum implementation date is not modified. The milestones and deadlines defined in the "Plan for the Gradual Reduction of Surface Water Use until its Complete Replacement," and the plans required by Law No. 19,300 and its Regulations, must be incorporated by the Company into the Project's Environmental Impact Study, which must be submitted to the Environmental Impact Assessment System no later than the second half of the year 2026. In the event that the RCA and the sectoral permits necessary for its operation are approved and final prior to the Start Date, and that, consequently, the start of the Project's execution of the Project, the Company shall proceed with the execution of the New Technologies Implementation Plan and shall adjust the program for the gradual reduction of use of surface water in light of such circumstance. **Fourteen.Three.** The water use rights referred to in this Clause shall be allocated by the Company for environmental conservation and biodiversity purposes as they cease to be used or will cease to be used in the future for the Project's water supply, in accordance with the "Plan for the Gradual Reduction of Continental Water until its Total Replacement." In this regard, the Company undertakes to request

56

Signature Version

the modification of the usage category of the aforementioned water rights to a "non-extractive" category for environmental conservation purposes, in accordance with the provisions of the Water Code, and to make the corresponding entries in the Water Property Registry for this purpose. The request for modification to the non-extractive use shall be made in stages, with respect to the flows corresponding to each well among those in which such rights are exercised, as they cease to be used entirely. Furthermore, only in those exceptional cases where a water shortage is declared by the competent authority in accordance with current legislation, and while such a declaration remains in effect, said water use rights may be allocated in whole or in part for human consumption. Such allocation must be subject to verification of the conditions established for this purpose in the Water Code and through the respective notifications to the General Water Directorate or another competent authority for such purposes at the time of allocation. The aforementioned allocation for human consumption shall not be construed as a breach of the obligation to allocate water for purposes of environmental conservation and biodiversity, and therefore, should such allocation occur, the condition subsequent referred to in Section Fourteen.Four. shall not be deemed fulfilled. **Fourteen.Four.** Once the water use rights referred to in this Clause are formally designated for the indicated purposes, the Company shall transfer them free of charge to the Atacameño indigenous communities

57

Signature Version

that are the registered owners of the surface lands where the intake points for the respective water use rights are located or, in the absence of such registration, to those Atacameño indigenous communities that have a formal claim to the lands where the aforementioned collection points are located. The collection points shall be those indicated in the corresponding title registrations of said water use rights in the Water Property Registry. The transfer free of charge shall be subject to the resolutory condition that the purpose of environmental conservation and biodiversity, and the non-extractive nature of the rights. The transfer will take place in successive and partial acts, as resolutions are issued by the General Water Directorate authorizing the modification of the water use rights to a non-extractive modality, which the Company must request each time a well among those where the rights are exercised ceases to be used entirely, in accordance with the "Plan for the Gradual Reduction of Continental Water until its Total Replacement." **Fourteen.Five.** The Environmental Auditor shall review compliance with the obligations established in this Clause. **Fourteen.Six.** CORFO shall provide the Atacameño indigenous organizations with information on this matter, in accordance with the terms of Clause Thirty-Five TER of the Contract. In addition, they shall have access to the Monitoring System for traceability and verification of the Company's compliance with its obligations. The active participation of the Atacameño indigenous

58

Signature Version

organizations in the monitoring, joint verification, and oversight of these obligations shall be verified through the Salar de Atacama Contract Monitoring Committee. This is without prejudice to the channels of engagement between the Company and the Atacameño indigenous communities.

**FIFTEENTH: Commitment to the Use of Clean Energy. Fifteen.One.** The Company undertakes to advance the use of electricity from renewable sources in the Project's production process in the Salar de Atacama. Such electricity shall be supplied by third parties, depending on market availability and socio-environmental and economic viability, under the terms and conditions set forth in this Clause. **Fifteen.Two.** The incorporation of electricity from renewable sources shall be carried out solely through its purchase from suppliers that comply, as a fundamental criterion, with socio-environmental viability criteria, in accordance with applicable regulations, and with the standards necessary to provide the supply under such conditions, and shall be implemented progressively, in accordance with the availability of such electricity in the market, the technical requirements of the Project's processes and equipment, and the socio-environmental and economic viability of its incorporation. The Company undertakes, on its own behalf and on behalf of its Affiliates and

Related Parties, not to construct or promote the construction of electricity generation infrastructure for the Project in the

59

Signature Version

municipality of San Pedro de Atacama for its own use, in order not to contribute to the generation of negative environmental impacts. This obligation does not extend to or affect the autonomy and self-determination of the Atacameño indigenous organizations to pursue their own energy generation initiatives. **Fifteen.Three.** For these purposes, the Company shall prepare the "Plan for the Use of Electricity from Renewable Sources" as provided for in Clause Fourteen of the SQM Project Agreement, which shall include a program for the incorporation and use of electricity from renewable sources, comprising, at a minimum, a timeline with development milestones and progressive targets, and gradual percentage increases, based on the availability of such type of electricity in the market and the socio-environmental and economic viability of its incorporation, as well as the indicators and mechanisms to monitor and verify compliance with this obligation. This Plan may be updated. **Fifteen.Four.** The Environmental Auditor shall review compliance with the obligations established in this Clause. **Fifteen.Five.** CORFO shall provide the Atacameño indigenous organizations with information regarding the implementation of the obligations contained in this Fifteenth Clause, in accordance with the terms of Clause Thirty-Five TER of the Contract. Furthermore, they shall have access to the Monitoring System for the traceability and verification of the Company's compliance with its obligations. The active participation of the Atacameño indigenous organizations in the

60

Signature Version

monitoring, joint verification, and oversight of these obligations shall be ensured through the Salar de Atacama Contract Monitoring Committee. This is without prejudice to the existing channels of communication between the Company and the Atacameño indigenous communities.

**SIXTEENTH: Commitment to Cooperation and Technology Transfer.** Within the framework of the activities and initiatives promoted by CORFO in matters related to technological changes and the development of new technologies, studies, pilot projects, value-added initiatives, and technology transfer related to the exploitation of the Concessions, the Company shall: (i) provide, as samples, products that the Company markets, Brine and Others, waste salts, rises, and riles, and other products of a similar nature, without this implying any discount on the fee applicable to finished products, nor, in the case of Brines, such deliveries be counted toward the maximum limit set forth in subparagraph (a) of Clause Twenty-Four of the Contract; (ii) allow coordinated and temporary access to infrastructure, land, and/or equipment for research and development purposes; (iii) participate, at CORFO's request, in knowledge and experience exchange activities, within the framework of working groups and other similar forums established for such purposes; and (iv) participate in the identification of technological challenges and/or obstacles in the field of research and development or other

61

Signature Version

initiatives or activities. The Company shall participate in the activities referred to in subparagraphs (iii) and (iv) above to the extent that they are all relevant to the activities carried out by the Company, and provided they are previously agreed upon and planned between the Company and CORFO in annual or biannual protocols. The counterpart to this cooperation agreement shall be CORFO, or the institution it designates, which may not be a current or potential competitor of the Company. The Parties shall ensure that the performance of the obligations contained in this Clause does not interfere with the Company's regular operations, does not entail a breach of obligations regarding free competition, nor the disclosure of information regarding costs, production volumes, future sales, detailed design or engineering information regarding the Company's expansion plans, or investment amounts, and information subject to intellectual and/or industrial property rights owned by the Company or third parties, namely trade secrets, inventions, know-how, models, samples, designs, technical or operational information, and all drawings, schematics, and diagrams only to the extent that they contain detailed and specific information regarding a process or part thereof.

**SEVENTEENTH: Research and Development Efforts in Chile.**
**Seventeen.One.** From the Start Date until the End Date, the Company unilaterally and irrevocably undertakes to contribute

62

Signature Version

annual resources for research and development in the terms of this Clause (the “R&D Contributions”). The annual amount of the R&D Contributions is twenty million four hundred thousand Dollars. The R&D Contributions consist of: (i) "General “R&D” Contribution, which amounts to sixteen million three hundred twenty thousand Dollars annually, equivalent to eighty percent of the R&D Contributions, (ii) “Specific-Use R&D Contribution,” which amounts to two million forty thousand dollars annually, equivalent to ten percent of the R&D Contributions, and (iii) “Specialized R&D Contribution,” which amounts to two million forty thousand dollars annually, equivalent to ten percent of the R&D Contributions. **Seventeen.Two.** The General R&D Contribution must be made to one or more public technology institutes and/or public or private, non-profit research and technological development entities that carry out research and development activities, which may have a productive purpose, technology transfer and innovation, specialized technological and/or technical assistance, technology dissemination, and/or the generation of research and information in support of regulation and public policies (the “R&D Entities”), for the purpose of conducting studies, research, and/or development of technology and innovation, as well as applied studies and research: (i) on the use and/or application and/or utilization of solar energy or other sustainable energy sources; and/or lithium salts or the salts and products of the Pertenencias; and/or non-metallic mining; and/or

63

Signature Version

low-emission metallic mining, complementary to the lithium industry in battery development; (ii) in industries complementary to the lithium industry in the development of electromobility and stationary energy storage sources and/or solutions that replace fossil fuels; (iii) that enable transformation in productive sectors; (iv) in decarbonization, energy transition, water efficiency, and climate change; (v) in productive development, capacity building, technology transfer, innovation, or other enabling processes for green hydrogen and its derivatives; (vi) in environmental conservation; (vii) in environmental sustainability and the hydrogeology of salt flats; and (viii) in production processes and piloting of new technologies in salt flats. The General R&D Grant may be awarded only to those R&D Entities in which representatives of universities and/or State Administration bodies have representation, participation, or administrative roles, and these may allocate the funds to the creation, development, and maintenance of specialized technological capabilities, as well as to the operation of such entities. **Seventeen.Three.** The Company recognizes CORFO's expertise and knowledge in selecting the R&D Entities that will receive the General R&D Grant. Notwithstanding the foregoing, the R&D Entities must first undergo a due diligence process and comply with any requirements that may be imposed under the Company's compliance program in connection with said process. **Seventeen.Four.** When selecting the R&D Entities, the CORFO

64

Signature Version

Board shall establish the period during which they must receive all or part of the General R&D Contribution, which may not exceed ten years or the remaining period until the Termination Date, and the purposes for which the funds will be used. The allocation of the General R&D Grant may be renewed or modified by the CORFO Board, which must require, as a condition, that each R&D Entity commit both to respecting the purpose for which the grant is intended and to fulfilling the objectives and annual or multi-year goals and performance evaluations that CORFO will establish through an agreement to be signed by the latter with each R&D Entity, which shall also establish a mechanism for accountability regarding the use of resources and for reporting the results obtained. Such agreement may establish fines, bonds, or guarantees of faithful compliance with the obligations contained therein, which shall be established in favor of the Company. CORFO shall notify the Company when it must enforce such guarantees or sureties that have been established in favor of the Company. The proceeds from the enforcement of such guarantees or sureties, as well as from the payment of fines, shall accrue to the General R&D Contribution, and the Company shall contribute the proceeds from this source under the same conditions established in Section Seventeen.Two, at the request. **Seventeen.Five.** The Specific-Use R&D Contribution shall be transferred by the Company to CORFO in the month of May of the following year, so that CORFO may allocate such funds

65

Signature Version

exclusively to the financing of research and development activities, which may have a productive purpose, and/or the transfer of technology for: (a) the development of technologies focused on (i) increasing the value added of extracted lithium for uses and/or applications in nuclear energy, solar energy, lithium salts, and advanced materials for energy accumulation and storage purposes, and/or (ii) developing more efficient metallurgical, chemical, or physical extraction and processing methods for products extracted from the Properties, and/or (iii) increasing knowledge to exploit new resources, and/or (iv) research and development of enabling technologies and innovation for digital transformation in productive sectors; or, (b) applied studies and research in the areas indicated in subsection (a) above. For the purposes of the foregoing, CORFO must transfer to State Administration bodies or legal entities in which they hold an interest or representation, all or part of the Specific-Purpose R&D Grant. The management of these resources must comply with the same conditions established above, with the exception of the provisions of Section Seventeen.Two. **Seventeen.Six.** The Specialized R&D Grant must be delivered by the Company to the National Institute of Lithium and Salt Flats (the “Institute”), whose constitution and bylaws were approved by Decree No. 34 of August 12, 2024, issued by the Ministry of Science, Technology, Knowledge, and Innovation, for the development and financing of research and development (R&D)

66

Signature Version

and innovation activities within the scope of its purpose and functions. To receive the Specialized R&D Contribution, the Institute must enter into an agreement with CORFO, which shall establish the annual amount of funds to be provided by the Company, the R&D and innovation challenges and initiatives, and the lines of work to be carried out by the Institute using these funds in areas related to the sustainable development of the lithium industry value chain and the sustainable management of the economic, environmental, and social value of the country's salt flats, with particular emphasis on the development of R&D and innovation activities or capabilities in the areas of hydrogeology, technologies, socio-environmental impacts, and natural capital in the Atacama Salt Flat; the collaborative initiatives that the Institute must develop with Atacameño indigenous organizations; and scientific outreach and knowledge-sharing programs, with special attention to educational communities and the Atacameño people. The agreement must also, regulate the objectives, goals, and annual or multi-year milestones, performance evaluations, the accountability mechanism for the use of resources, and reports on the results obtained. CORFO, through the Salar de Atacama Contract Monitoring Committee, will identify the vision and priorities of initiatives of interest to Atacameño indigenous organizations in the areas of R&D and innovation, which must be included in the agreement. The Agreement between CORFO and the Institute

67

Signature Version

must be reviewed every three years. In the absence of the National Institute of Lithium and Salt Flats, or if any circumstance arises that prevents the Institute from receiving the Specialized R&D Contribution, the Company must deliver it to the R&D Entities in accordance with the procedures set forth in Sections Seventeen.Three and Seventeen.Four, which may only allocate the Specialized R&D Contribution to the purposes and objectives established in this Section. **Seventeen.Seven.** Under no circumstances shall the Company be obligated to make R&D Contributions beyond the Termination Date. However, if on the Termination Date there remains a balance of R&D Contributions that has not been delivered by the Company, the Company must transfer the total balance to CORFO, so that CORFO may allocate it to the purposes set forth in this Clause. **Seventeen.Eight.** In order to facilitate access to the supplies necessary for the research and development activities referred to in this Clause, the Company shall use its best efforts to sell its Lithium Products or Other Lithium Products to the R&D Entities or to those indicated in Sections Seventeen.Five and Seventeen.Six, at market prices and conditions , taking into account the Company's inventory and availability. The products purchased by the R&D Entities may not be resold and must be used exclusively for the purposes of the research and development project for which they were selected by

CORFO. **Seventeen.Nine.** CORFO shall ensure that the results of R&D and innovation initiatives funded by the R&D Contributions

68

Signature Version

and related to the Atacama Salt Flat or other salt flats, or with the interests of Atacameño indigenous organizations or other indigenous communities or associations, are disseminated to them in clear language and with open access, provided that they do not infringe upon intellectual or industrial property rights.

**EIGHTEENTH: Indigenous Organizations and Regional Development**. **Eighteen.One.** Effective as of the Start Date, the Company agrees to contribute annually, based on the sales of the Company's products made from brine from the Properties during the preceding calendar year, the amounts indicated below: **Eighteen.Two.** Contributions to Regional Development **(a)** Contributions to the Regional Government of Antofagasta: (i) 0.87% of such sales, minus the amount of two million dollars, as an annual contribution to the Regional Government of Antofagasta to finance public investment projects, infrastructure works, and/or initiatives aimed at regional development, and/or for the financing of public programs, which may also be financed with resources from the Regional Government and/from the National Fund for Regional Development of the Antofagasta Region; (ii) 0.3% of such sales as an annual contribution to the Regional Government of Antofagasta for projects and/or programs for productive development and/or investment in the promotion of production in the Antofagasta Region. (iii) From the contributions indicated in subparagraph (i) of paragraph (a) and up to a maximum of fifteen

69

Signature Version

percent of said contribution, basic studies, pre-feasibility studies, feasibility studies, and design studies may be financed, including the preparation of engineering, architectural, and specialized studies that enable the creation of conditions for the formulation, implementation, and development of the projects or initiatives indicated in subparagraph (i) of paragraph (a), and/or the performance of maintenance activities associated with such projects or initiatives in accordance with the regulations and powers of the Regional Government and pursuant to the instruments and mechanisms it has established for these purposes. (iv) From the contributions indicated in subparagraphs (i) and (ii) of paragraph (a), and up to a maximum of five percent of each of the aforementioned contributions, professional services may be funded to supervise the execution of the initiatives financed with these resources. (v) The Regional Government of Antofagasta must allocate at least thirty percent of the total annual amount it receives from the Company, resulting from the sum of the contributions indicated in subparagraphs (i) and (ii)) of subsection (a), to the financing of public investment projects and/or infrastructure works of a larger scale or scope, understood to be those of cross-cutting and collective interest that benefit the general population of the municipality of San Pedro de Atacama (the "Fondo Cinco") , in accordance with applicable regulations and the powers of the Regional Government, and in accordance with the instruments and mechanisms it establishes for this

70

Signature Version

purpose, regarding the type of projects or initiatives to be financed. With these resources, the studies indicated in subparagraph (iii) of paragraph (a). The Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, may express their vision and prioritization of projects to be financed from the resources indicated in subparagraph (v) of paragraph (a). CORFO, acting within its authority, will facilitate coordination with the Regional Government of Antofagasta and, where appropriate, other public agencies, in order to promote these initiatives. CORFO will request information from the Regional Government of Antofagasta regarding the progress of the execution of the resources and/or projects funded with the resources indicated in subparagraph (v) of paragraph (a). (vi) The Regional Government of Antofagasta may allocate the resources referred to in subparagraphs (i) and (ii) of paragraph (a) to municipalities that do not receive direct contributions under this Agreement, within the framework of the Regional Development Strategy, the Mining Strategy for the Well-being of the Antofagasta Region (EMRA 2023-2050), and/or other strategies falling within the regulatory framework applicable to the Regional

Government, and their respective updates, always within the framework of the financing objectives established in subparagraphs (i) and (ii) of paragraph (a). **(b)** Contributions to Municipalities: (i) 0.2 percent of such sales as a contribution to the Municipality of San Pedro de Atacama, for the financing of

71

Signature Version

investment projects; (ii) 0.1 percent of such sales as a contribution to the Municipality of Antofagasta to be allocated by the latter to investment projects within the area determined by the Municipality itself, taking into account the impact of the industrial activity carried out by the Company carries out at the Salar del Carmen plant; and (iii) 0.1 percent of such sales corresponding solely to Potassium products, as a contribution to the Municipality of María Elena to be used by the latter for the financing of investment projects. The Company may enter into agreements with the aforementioned administrative bodies establishing the terms, conditions, and specific aspects related to the contributions, which, in any case, must be managed and executed in accordance with the regulations governing the respective body, and without prejudice to any oversight that the Comptroller General of the Republic may carry out for this purpose in accordance with the powers granted to it by law. CORFO shall not enter into or be a party to the aforementioned agreements. **Eighteen.Three.** Contribution to Atacameño indigenous communities for investment and/or development projects (“Fund One”) **(a)**. The Company shall make contributions to finance Fund One, which consists of: (i) Between ten and fifteen million dollars annually. Such amount shall be (y) ten million dollars if the weighted average sales price of the Company's lithium carbonate in the preceding year was less than four thousand dollars per metric ton; and (z) the amount indicated in (y) above increased by eight hundred thirty-three

72

Signature Version

Dollars for every Dollar by which the Company's lithium carbonate price in the preceding year exceeded four thousand Dollars/Mt. The foregoing is subject to a cap on the contribution of up to fifteen million Dollars per year, which is achieved with a price equal to or greater than ten thousand Dollars/Mt. (ii) The equivalent of 0.1 percent of annual sales, without a cap, of all the Company's products manufactured from the brine at the Pertenencias site, effective as of the Commencement Date. (iii) One million dollars annually, effective as of the Commencement Date. **(b)** The resources of Fund One may only be used to finance investment and/or development projects that promote the sustainable development of the Atacameño indigenous communities in the Salar de Atacama basin that autonomously and voluntarily decide to receive such funding and that comply with the provisions of this Section. Charged to the resources of Fund One and subject to prior authorization by CORFO, the hiring of a Collaborating Entity as regulated in Section Eighteen.Three.(e) shall be financed. The total annual amount of resources comprising Fund One, minus the amount of resources allocated to finance the Collaborating Entity, shall be referred to as the "Base Contribution" **(c)** Only Atacameño indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered in accordance with the provisions of Law No. 19,253 with CONADI, prior to the Call Date and provided that their bylaws are in force

73

Signature Version

as of the End Date of the Dialogue Stage of the Indigenous Consultation, and their bylaws must include mechanisms that ensure the proper use of resources, in accordance with internationally accepted best practices for these purposes. **(d)** The disbursement of the Base Grant to the Atacameño indigenous communities that are beneficiaries and recipients of the Base Grant shall be made by the Company to each community, and the process shall be carried out through an agreement to be signed by CORFO with each of said indigenous communities, which shall include procedures, conditions, and requirements to ensure compliance with the purposes for which the Base Contribution and mechanisms for accountability and reporting. However, it shall be the sole responsibility of the Atacameño indigenous communities receiving this Base Contribution to comply with their statutes and internal regulations, as well as with the decisions adopted in accordance with their self-determination. Additionally, the Atacameño indigenous communities receiving the Base Contribution must keep CONADI updated with information related to their bylaws, such as the identification of the members of the current board of directors and the membership registry, among others. The Atacameño indigenous communities receiving the Base Contribution must, prior to its receipt and in the manner and frequency determined by the Company, undergo a due diligence process and comply with any requirements that may be imposed under the Company's compliance program in connection with such

74

Signature Version

process. **(e)** The Collaborating Entity shall be responsible for supporting the Atacameño indigenous communities that are beneficiaries of Fund One in the generation and development of the investment and/or development projects referred to in Section Eighteen.Three. (b), which may include, depending on the progress of their respective projects, services such as support and interdisciplinary technical assistance in the selection, development, and implementation of the projects, and their advancement in both initial and advanced phases; in the design and formulation of programs; in the technical, financial, and reporting on the Base Contribution; and in conducting and attending technical meetings and working groups together with CORFO, among other support activities that enable the proper execution and development of the projects. The Collaborating Entity will be selected by the Company from among the members of a shortlist of three candidates submitted by CORFO for this purpose. The Atacameño indigenous communities benefiting from Fund One, through the Salar de Atacama Contract Monitoring Committee, must nominate one of the members of the shortlist of companies that CORFO must send to the Company, without indicating who proposed each member, so that the Company may select the one that will serve as the Collaborating Entity. In the event that the Atacameño indigenous communities do not inform

CORFO of their candidate for the shortlist within the timeframe specified for that purpose, CORFO shall determine the final

75

Signature Version

composition of the shortlist in its entirety and submit its proposal to the Company. The Collaborating Entity must have professionals of Atacameño origin and maintain a permanent presence in the municipality of San Pedro de Atacama. The Collaborating Entity may be the same as the Technical Support Entity for Fund Four, referred to in Section Eighteen.Six.(f). **(f)** The distribution processes for the Base Contribution shall be carried out by applying the distribution formula contained in Annex Five. **Eighteen.Four.** Contribution for Atacameño Indigenous Community Development Projects ("Fund Two"). **(a)** The Company shall make contributions to finance a Fund Two, consisting of the following amounts: (i) Between eight and thirteen million dollars annually, an amount to be determined annually in accordance with the following: (y) e to eight million dollars, if the Company's weighted average sales price of lithium carbonate for the preceding year was less than four thousand dollars/Mt; and (z) the amount indicated in (y) above increased by eight hundred thirty-three dollars for every dollar by which the lithium carbonate price of the preceding year exceeded four thousand dollars/Mt. The foregoing is subject to a cap on the contribution of up to thirteen million dollars per year, which is achieved with a price equal to or greater than ten thousand dollars/Mt; (ii) An amount equivalent to

0.1 percent of annual sales, with no cap, of all the Company's products manufactured from the brine of the Properties, excluding sales of any potassium derivative or compound, particularly

76

Signature Version

Potassium Chloride and Potassium Sulfate; (iii) One million dollars annually; (iv) Five million dollars annually, in the event that the weighted average price of lithium carbonate sales in the preceding year exceeds eighteen thousand dollars per metric ton, with such price annually by the United States Consumer Price Index (CPI); (v) Five million dollars annually, if the weighted average sales price of lithium carbonate in the preceding year exceeds twenty-three thousand dollars per metric ton; and (vi) Five million dollars annually, if the weighted average sales price of lithium carbonate in the previous year exceeds twenty-eight thousand dollars per metric ton. **(b)** The resources of Fund Two may only be used to finance the development and implementation of initiatives, projects, and programs contained in the life and human development plans of the Atacameño indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin, which may include the implementation of environmental protection and conservation activities within the territories formally claimed by the respective recipient indigenous community, and only in agreement with the Atacameño indigenous communities in other territories formally claimed by them. **(c)** Only Atacameño indigenous communities belonging to the Atacameño or Lickanantay people of the Salar de Atacama basin that have been established and registered in accordance with the provisions of Law No. 19,253 with CONADI, prior to the Call Date and provided that their governing

77

Signature Version

documentation remains in effect as of the End Date of the Dialogue Stage of the Indigenous Consultation. **(d)** The distribution of this contribution shall be made in accordance with the distribution formula contained in Annex Five. **(e)** The delivery and management of these amounts shall be carried out directly by the Company through individual agreements with the communities, which shall include procedures to ensure compliance with the purposes for which Fund Two is intended. **Eighteen.Five.** Contribution to the Intergenerational Fund. **(a)** The Company shall make contributions to finance an Intergenerational Fund, which shall consist of one million dollars annually, beginning on the Commencement Date. **(b)** These resources shall be allocated to the creation of an Intergenerational Fund, whose resources will be invested to achieve long-term returns with the aim of generating additional income to be used once the Contract has ended, with the resources contributed annually by the Company to said fund (the "Intergenerational Fund") remaining in full in perpetuity. **(c)** The additional income or civil fruits generated from the returns of the Intergenerational Fund shall be used, as of the date of termination of the Contracts, "retirement benefits" for senior citizens of the Atacameño people from the Salar de Atacama basin who reside in the municipality of San Pedro de Atacama. The beneficiaries of this fund shall be indigenous persons of the Atacameño people who hold a certificate attesting to their status, issued by the Indigenous Development Corporation

78

Signature Version

in accordance with Article 3 of Law No.19,253, who reside in the municipality of San Pedro de Atacama, and who, as of the termination date of the Contracts, have reached or will have reached the legal retirement age. Compliance with these requirements must be proven by means of the aforementioned certificate, a birth certificate, and a certificate of residence issued by the Municipality or the National Household Registry, or the institution that may issue such a certificate in the future. **(d)**. In the event that, on or after the Start Date, the design and establishment of the Intergenerational Fund is required, the Company shall engage the services of a specialized entity with relevant expertise to prepare a detailed proposal defining the fund's ownership structure, the type of institution to which the fund's administration will be entrusted and the requirements it must meet, the conditions and investment modalities of the fund, the safeguarding and control mechanisms, the method and parameters for calculating the retirement benefits that will be paid to beneficiaries upon the expiration of the Contracts, and detailed regulations for the administration and operation of the fund. The Company will select the fund's administrator through a public bidding process. The selection of the fund's administrator will prioritize the entity that submits the best offer, taking into account the minimum guaranteed return on investments and the administration fees, which will be deducted from the fund. The

Atacameño indigenous organizations will be informed, through

79

Signature Version

CORFO, of this selection process and of the fund's semi-annual returns. **(e)**. In the event that, on or after the Effective Date, the process of designing the fund and its regulations is required, the subsequent selection and appointment of the fund manager must be completed within three years from the effective date of the Contracts. During that period, the Company must deposit and maintain the annual contributions in a special account or in fixed-income financial instruments that allow for separate management and ensure the preservation of capital and prevent its devaluation. **Eighteen.Six.** Exclusive fund for the financing of projects and/or initiatives for Atacameño indigenous associations ("Fund Four"). **(a)** The Company shall make contributions to finance a Fund Four, which shall consist of the following amounts: (i) An amount equivalent to 0.13% of annual sales, without a cap, of all the Company's products made from the brine of the Property, with a guaranteed minimum of two million dollars annually. (ii) Five hundred thousand dollars annually. **(b)** The resources of Fund Four shall be allocated exclusively to the financing of projects and/or initiatives of Atacameño indigenous associations that are related to their original purpose of creation as established in their bylaws, and in accordance with their legal purpose and legal nature pursuant to the provisions of Law Number 19,253. The resources indicated in subparagraph (ii) of Section

Eighteen.Six.(a), the hiring of a Technical Support Agency may be financed. The total annual amount of resources comprising Fund

80

Signature Version 81 Four , minus the amount o f resources a l located to f inance the Technica l Support Agency, sha l l be re fer red to as the “Annual Contr ibut ion. ” (c) Only Atacameño ind igenous associa t ions be longing to the Atacameño or L ickanantay people o f the Salar de Atacama basin that have been estab l ished and reg is tered wi th CONADI in accordance wi th the prov is ions o f Law No. 19, 253 pr io r to the Cal l Date , and prov ided that the i r by laws are in force as o f the End Date o f the Dia logue Stage of the Ind igenous Consul ta t ion , and the i r by laws must inc lude mechanisms that guarantee the proper use of resources, in accordance wi th in ternat iona l ly accepted best pract ices for these purpos es, and that ensure regula r and act ive opera t ion, in accordance wi th the i r founding ob ject ives . (d) The d is t r ibu t ion o f Fund Four resources sha l l be car r ied ou t by apply ing the d is t r ibut ion fo rmula conta ined in Annex Five. (e ) The d isbursement o f the Annual Contr ibut ion f rom Fund Four fo r the f inanc ing o f pro jects and in i t ia t ives funded by th is fund sha l l be made by the Company to the benef ic iary Atacameño ind igenous associa t ions , and the admin is t ra t ion sha l l be carr ied out through ind iv idua l agreements prev ious ly s igned by CORFO wi th each of sa id associa t ions, which sha l l inc lude procedures, condi t ions, and requi rements to ensure compl iance wi th the ob ject ives for wh ich Fund Four is in tended to ach ieve , as wel l as accountab i l i ty and report ing mechanisms . However, i t sha l l be the so le responsib i l i ty o f the Atacameño ind igenous associa t ions rece iv ing cont r ibut ions f rom Fund Four to comply Signature Version 82 with both the i r s ta tu tes and in terna l regu la t ions, as wel l as wi th the decis ions adopted in accordance wi th the i r se l f -de terminat ion. Addi t iona l ly , the Atacameño ind igenous associa t ions rece iv ing cont r ibut ions f rom the Fund Four Base must keep CONADI updated on in format ion re la ted to the i r by laws, such as the ident i f ica t ion o f the members o f the current board o f d i rectors and the reg is t ry o f Atacameño members, among other deta i ls . Atacameño ind igenous associa t ions rece iv ing cont r i but ions f rom Fund Four must , pr ior to rece iv ing such cont r ibut ions and in the manner, t im ing, and f requency determined by the Company, undergo a due d i l igence process and comply wi th any requ i rements that may be imposed under the Company’s compl iance program in connect ion wi th such p rocess. ( f ) The Technica l Support Agency sha l l be responsib le fo r support ing the Atacameño ind igenous associa t ions that are benef ic iar ies o f Fund Four in the generat ion and development o f the pro jects and in i t ia t ives re fe rred to in Sect ion Eighteen.Six . (b) , which may inc lude, depending on the progress o f the i r respect ive pro jects , serv ices such as support and in terd isc ip l ina ry technica l ass is tance in the se lect ion, generat ion, and implementat ion o f pro jects , and the i r deve lopment in both in i t ia l and advanced phases; in the design and formulat ion o f p rograms; in the technica l and f inancia l report ing o f the Annual Contr ibut ion; and in the organizat ion o f and at tendance at technica l meet ings and work ing groups together wi th CORFO, among other support Signature Version 83 act iv i t ies that enable the proper execut ion and development o f the pro jects . The Technica l Support Agency sha l l be se lected by the Company f rom among the members o f a short l is t o f three candidates submit ted by CORFO fo r th is purpose. The Atacameño ind igenous assoc ia t ions, through the Salar de Atacama Contract Moni tor ing Commit tee, must nominate one of the members f rom the short l is t o f companies that CORFO must submit to the Company, wi thout ind icat ing who proposed each member, so that the Company may se lect the ent i ty that wi l l se rve as the Technica l Support Agency. I f the Atacameño ind igenous associa t ions do not in form CORFO of the i r candidate for the short l is t wi th in the speci f ied t imeframe, the short l is t wi l l be determined ent i re ly by CORFO. The Technica l Support Agency must inc lude profess iona ls o f Atacameño or ig in in i ts team and mainta in a permanent presence in the munic ipa l i ty o f San Pedro de Atacama. The Technica l Support Agency may be the same as the Col laborat ing Agency for Fund One, as re ferred to in Sect ion Eighteen.Three. (e) . Eighteen.Seven. The Company sha l l comply wi th each and every ob l igat ion to which i t commits under th is Clause wi th regard to the ind igenous organizat ions o f Atacama , in accordance wi th the best pract ices and standards appl icab le to the mat ter . Eighteen.Eight. The de l ivery o f the cont r ibut ions to re ferred to in th is Clause by the Company sha l l be ver i f ied by the Contractua l Audi tor , under the terms of Clause Twenty. Notwi ths tanding the foregoing, CORFO may d i rect ly ver i fy , a t any Signature Version 84 t ime, the e f fect ive de l ive ry o f these cont r ibut ions under the terms estab l ished in th is Clause, for which purpose the Company must prov ide CORFO wi th a l l in format ion i t requests . Eighteen.Nine. For the ca lendar year in which the S tar t Date occurs and the f ina l ca lendar year o f the Contract ’s term, the cont r ibut ions estab l ished in th is C lause sha l l be determined based on the number o f proport iona l months o f the Contract ’s e f fect ive te rm in the respect ive ca lendar year . However , i f any remain ing amount of undel ivered cont r ibut ions remains as o f the End Date, the Company must t ransfer the ent i re amount to the respect ive benef ic iar ies so that they may al locate i t to the purposes estab l ished in th is Clause. Eighteen.Ten . Each Atacameño ind igenous organizat ion must take the necessary p recaut ions to ensure the proper use of the resources o f Fund One, Fund Two, and Fund Four , in accordance wi th the purpose estab l ished for each of them in th is C lause, and in accordance wi th the lega l purpose and lega l nature o f the respect ive organizat ion pursuant to Law No. 19 ,253, and i ts respect ive ob ject ives o f incorporat ion , which may be ver i f ied by CORFO . NINETEENTH: Corporate Governance of the Company . Nineteen.One. The corporate governance of the Company sha l l be def ined by CODELCO or in accordance wi th the shareholder agreements that CODELCO enters in to wi th the Pr ivate Shareholder for the publ ic -p r ivate par tnersh ip . In any case,

Signature Version

CODELCO shall ensure that the members of the Company's board of directors (the "Board of Directors") possess the sufficient and necessary qualifications for the proper performance of their duties. **Nineteen.Two.** As of the Commencement Date, the Board of Directors shall have a committee whose function shall be to oversee compliance with the Agreement and the Lease Agreement, which shall consist of three members, two of whom shall be directors or elected by CODELCO's votes (the "Board Committee"). The chair of the Board Committee shall be one of the directors appointed by CODELCO. The powers and duties of the Board Committee are as follows: **(a)** Quarterly review and reporting to the Board of Directors and the Representatives on the proper and timely performance of the Agreement and the Lease Agreement. **(b)** Quarterly review and reporting to the Board of Directors and the Representatives on transactions with Related Parties, in all matters relating to the proper application of the Contract and the Lease Agreement. **(c)** Review and report to the Board of Directors and the Representatives on payment statements and their supporting and supplementary documentation, within the quarter following the respective Rental Period. **(d)** Review and report to the Board of Directors and the Representatives on production by product; details of the quota consumed by each final products; details on the extraction, reinjection, and concentration of brines; recovery/efficiency statistics; efficiency; details of the mass balance for the period

85

Signature Version

and on an accumulated basis; and the reports to be submitted to the National Service of Geology and Mining, the SMA, the General Water Directorate, the National Forestry Corporation, and other regulatory and supervisory entities with jurisdiction over the Company's production and environmental factors. **(e)** Review and report to the Board of Directors on compliance with the RCAs and other regulations and instructions regarding the sustainable operation of the Properties, and submit these reports to the Representatives. For this purpose, it may commission and fund the preparation of quarterly compliance audits. **(f)** Review and report to the Board of Directors and the Representatives on the corporate social responsibility policy regarding the Atacameño indigenous communities, the Company's relationship Company's relationship with them, the manner in which dialogue with them is conducted, and the Company's fulfillment of its corporate social responsibility obligations. **(g)** Review and report to the Board of Directors and the Representatives on the reports of the External Auditors. **(h)** Receive the Representatives at a meeting of the Board of Directors, whenever they so request, to address CORFO's requirements or observations regarding the proper application and compliance with the Contract and the Lease Agreement. **(i)** All matters requested by the Board of Directors or the shareholders' meeting regarding issues related to the Contract and the Lease Agreement and the exploitation of the Property, as well as any aspect related to the obligations that the Company,

86

Signature Version

CODELCO, and the Private Shareholder have assumed with respect to the Assets.

**TWENTIETH: External Auditors**. **Twenty.One.** The Parties agree to appoint, effective as of the Commencement Date, two external auditors (the "External Auditors"), who shall report to CORFO and the Board of Directors regarding the correct, complete, and timely fulfillment (i) of the Company's environmental obligations (the "Environmental Auditor") and (ii) of the Agreement and Lease Agreement (the "Contractual Auditor"), without prejudice to the oversight powers inherent to CORFO under said contracts. **Twenty.Two.** The External Auditors shall be proposed by CORFO through a shortlist of three candidates and appointed by the Company. If the Company fails to select the External Auditors within ten Business Days of the shortlist being submitted, CORFO must submit a second shortlist. If the Company does not select the External Auditors within the same period, the appointment shall be made by the Arbitration Tribunal. The External Auditors shall be paid by CORFO and the Company, in equal shares. **Twenty.Three.** The External Auditors, their partners, those who sign the reports, those in charge of conducting the audit, and all members of the audit team must be independent in their judgment with respect to the Company and its Related Parties and CORFO; they shall not be providing services simultaneously nor may they have provided such services during the last two years to the

87

Signature Version

Company and its Related Parties, or to CORFO or its committees, or to competitors of the Company, in the areas of auditing and/or environmental services, respectively. They shall be deemed to possess independence of judgment with respect to the Company as the audited entity and its Related Parties, those who do not fall under the grounds for lack of independence of judgment established in Articles 243 and 244 of the Securities Market Law. **Twenty.Four.** The Contractual Auditor shall have the obligation to review annually the Company's compliance with the Contract regarding (i) the full and timely payment of the Rent and other financial obligations, (ii) the obligations arising from Clause Thirteen (Preferential Price for Specialized Producers) of the Lease Agreement, and (iii) the calculation of the amount of the contributions referred to in Clause Eighteen (Indigenous Organizations and Regional Development) of the Agreement. The foregoing is without prejudice to the fact that, at CORFO's request, a specific service may be required for the collection, processing, systematization, and certification of the integrity and authenticity of the information and documentation regarding compliance with the Contract and the Lease Agreement, which may arise from the regular reviews CORFO conducts in the performance of its duties. The shortlist of candidates for Contract

Auditor to be submitted by CORFO may only include firms with proven experience and competence to provide the services covered by this Clause and with revenue from accounting services

88

Signature Version

of at least one million dollars in the year prior to their engagement. **Twenty.Five.** The Environmental Auditor shall annually review compliance with (i) the Company's environmental obligations, (ii) the "New Technologies Implementation Plan," the "Plan for the Gradual Reduction of Freshwater Use until its Complete Replacement," and the "Plan for the Use of Electricity from Renewable Sources" referred to, respectively, in Clauses Thirteen, Fourteen, and Fifteen of the Contract, and (iii) the provisions in Clauses Ten (Prohibitions) and Sixteen (Mandate and Accountability) of the Lease Agreement and Twenty-Four (Prohibitions) of the Contract. The shortlist to be submitted by CORFO as potential Environmental Auditors may only include companies with proven experience and competence to provide the services covered by this Clause and that had sales from consulting services in the environmental area of at least one million dollars in the year prior to their hiring. One of the members of the shortlist must be nominated by the Atacameño indigenous organizations, for which purpose they must submit their candidate to CORFO, through the Salar de Atacama Contract Monitoring Committee, within the reasonable timeframe indicated to them for that purpose. CORFO shall submit the shortlist to the Company without indicating which member was proposed by the Atacameño indigenous organizations. In the event that these organizations fail to submit their candidate to CORFO, through the Salar de Atacama Contract Monitoring Committee, within the specified

89

Signature Version

timeframe, or if the candidate does not meet the requirements for experience, independence, and financial soundness set forth in this Section and in Section Twenty-Three, CORFO shall the final composition of the shortlist and will send its proposal to the Company. Once the firm has been selected, and within the reasonable timeframe indicated to them, the Atacameño indigenous organizations may submit to CORFO, through the Salar de Atacama Contract Monitoring Committee, their comments on the terms of reference for the hiring of the Environmental Auditor and request the inclusion of international standards or norms for the services, which under no circumstances may alter the type of service, purpose, and eligibility conditions established in this Clause. The Company and CORFO shall require, as a condition for the hiring of the Environmental Auditor selected in accordance with Section Twenty-Two of this Clause, that the y have, at least one professional with territorial and social expertise and knowledge, who may be of the Atacameño people, and who possesses the independence necessary to safeguard their impartiality in the performance of their duties. **Twenty.Six.** The External Auditors must issue an Annual Report, which must contain their opinion regarding the matters reviewed, and, additionally, the Contractual Auditor must generate an annual report with consolidated information that verifies the correct calculation of the amount of contributions referred to in Clause Eighteen (Indigenous Organizations and Regional Development)

90

Signature Version

of the Contract; provided that, at CORFO's request, a specific review service or a more in-depth analysis may be required as a result of an audit conducted during the year, in which case, the cost shall be borne by CORFO. **Twenty.Seven.** The External Auditors shall serve for a term of three years. Notwithstanding the foregoing, CORFO or the Company may terminate the contract with the respective auditing firm early, for just cause, appointing a new firm in accordance with the same previous mechanism for a new three-year term. However, the Parties may renew, on a one-time basis, the Environmental Auditor and/or the Contractual Auditor for the same period of time, provided that the services have been satisfactorily evaluated by them. The Company undertakes not to engage the services of the External Auditors for a period of one year from the termination of their services. **Twenty.Eight.** The Company and CORFO must have access to a preliminary draft of both audits, so as to have the opportunity to include their comments, which may be appended to the final report. **Twenty.Nine.** CORFO shall forward to the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, the preliminary draft of the annual environmental audit reports, for their observations, which shall be appended to the final report, taking into account the social, territorial, and community aspects raised in their observations, to the extent that they are relevant to the audit's objectives as set forth in Section Twenty-Five. **Twenty.Ten**. CORFO shall send the

91

Signature Version

Environmental Auditor's annual reports to the environmental authority and to the Atacameño indigenous organizations. Additionally, it shall submit to said organizations the annual report containing consolidated information that accounts for the correct calculation of the amount of the contributions referred to in Section Twenty-Six.

**TWENTY-ONE: CORFO Team and Representatives. Twenty-One.One.** In accordance with the powers CORFO possesses as the owner of the Property and the public interest involved in the proper execution and fulfillment of this Contract and the Lease Agreement, it shall have at its disposal resources and a multidisciplinary professional team responsible for overseeing the timely and adequate fulfillment of the Company's contractual obligations, for coordinating and executing the actions necessary for the operation and implementation of its clauses, and to carry out all activities required for the fulfillment of its contractual obligations . **Twenty-One.Two.** The Parties agree that, as of the Commencement Date, CORFO shall have representatives within the Company to oversee, either directly or through third parties designated for that purpose, compliance with the Agreement (the "Representatives"). For this purpose, the Company shall be obligated to safeguard and maintain information regarding the

Company, CODELCO, the Private Shareholder, and the Related Parties of all the foregoing that allows CORFO to easily identify

92

Signature Version

the assets and sales related to the performance of the Contract, and shall also provide all documentation, information, and commercial data necessary for the described purpose. Subject to the Company's confidentiality and security requirements, the Representatives shall have the right to audit, conduct surveys, take samples, examine, and make copies or extracts of exploration, exploitation, operational, production, financial, and commercial records in whatever form they are stored, whether in written, electronic, or otherwise, in connection with this Agreement, that are in the possession or under the control of the Company, for the sole purpose of evaluating the Company's compliance with the obligations set forth in this Agreement. Furthermore, the Company shall be obligated to provide and deliver to the Representatives all relevant information regarding the Company, CODELCO, the Private Shareholder, and the Related Parties of all the foregoing, to verify compliance with the obligations of this Agreement regarding the consignment of products, maquila, tolling, joint venture, off-take, distribution, intermediation, and marketing of all products covered by this Agreement, as well as all information related to or pertaining to the Assets, Lots A–M–J–F–H and L, Lots E–F – G and H, and to the assets for which purchase options have been agreed upon under the Lease Agreement, providing the necessary facilities and access for this purpose upon CORFO's sole request. The Company shall keep such records up to date at all times from the

93

Signature Version

Commencement Date until the Termination Date , and for a period of three years following the Termination Date. **Twenty-One.Three.** The Company shall, at any time from the Start Date, upon CORFO's request, make the records available to CORFO for review and audit, under the following terms: **(a)** Such records shall be made available during business days and hours at an office of the Company or its facilities, subject to at least three Business Days' prior written notice. Subject to reasonable confidentiality and security requirements, including prior coordination with the Company, CORFO shall have the authority to enter the Premises and the facilities and plants at any time for the purpose of reviewing and verifying the information provided by the Company in the areas described above. **(b)** The costs of any audit conducted in accordance with these provisions shall be borne by CORFO, unless the audit reveals substantive evidence of potential fraud, forgery, willful concealment of information, or non-compliance by the Company, in which case CORFO shall be entitled to reimbursement of the relevant costs from the Company. **(c)** If, as a result of the re s conducted by CORFO, observations of any kind are generated, CORFO shall notify the Company thereof in writing, setting forth the reasons on which they are based. The sending of such a letter shall give rise to the application of the Challenge Procedure established in the Lease Agreement, subject also, the provisions of Clause Thirty-One (Dispute Resolution and Arbitration), to the extent applicable. **(d)** The Company shall

94

Signature Version

provide the necessary facilities for CORFO to implement and/or maintain the systems it deems appropriate for the proper monitoring of compliance with this Agreement, which, in any case, shall not interfere with the Company's operations. Such obligations shall constitute a material obligation under this Agreement, to the extent that these obligations have a direct impact and a material effect on the fulfillment of the obligations under the Agreement. CORFO shall notify the Company in writing of the person(s) designated for such purposes on such occasions as it deems necessary. **Twenty-One.Four.** CORFO, through its Representatives, shall have the right, as of the Commencement Date, to request from the Company and to access, at a minimum, the information specified in Clause Thirty-Five (Access to Information by CORFO), which the Company must retain for a period of three years following the Termination Date. **Twenty-One.Five.** The information that CORFO shall be entitled to request from the Company pursuant to this Clause shall not include information of the Company that constitutes a sensitive trade secret and must be requested with sufficient advance notice so as not to hinder the normal course of the Company's operations.

**TWENTY-SEVENTH: CORFO's Cooperation with the Company**. CORFO shall cooperate in good faith with the Company's efforts to fulfill the purpose of the Agreement, the Lease Agreement, and for the development of the Project. Without limiting the generality

95

Signature Version

of the foregoing, CORFO shall provide, where applicable, any documents reasonably requested by the Company, and, pursuant to the principle of collaboration and coordination among public agencies, and, always within the scope of its authority, undertake the necessary steps before government agencies in relation to this Agreement, the Lease Agreement, and the Project. The Company acknowledges and agrees that, unless otherwise provided by applicable law, neither CORFO nor its Representatives shall have any liability or obligation under this Clause, nor shall CORFO or its Representatives be obligated to or required to fulfill any of the Company's obligations under this Agreement, the Lease Agreement, or the RCAs.

**TWENTY-THIRD: Anti-Corruption Regulations**. The Parties declare and warrant that they comply with and undertake to comply with applicable anti-corruption laws, specifically those contained in the Chilean Penal Code regarding the crimes of bribery, unfair administration, and incompatible negotiation, among others associated with corruption; in Law No.19,253, on money laundering and the financing of illicit activities; in Law No. 20,393 on the criminal liability of legal entities; and in Law No. 21,595, on economic crimes, as well as in their subsequent amendments , including laws prohibiting bribery, money laundering, terrorist financing, and receiving stolen goods, contained in the laws of Chile (the "Anti-Corruption Laws").

96

Signature Version

CORFO declares itself to be an agency of the Chilean State Administration and, as such, is subject to the Constitution, the laws of the Republic, and its own rules and regulations, which include CORFO's Manual on the Prevention of Official Crimes, Money Laundering, and Terrorism Financing and CORFO's Code of Ethics. The Parties shall take measures, within the scope of their respective authorities, to ensure that assets derived directly or indirectly from the Company, or those to which they have access by virtue of this Agreement, regardless of their nature, are not used for illegal purposes or as part of any offense under the Anti-Corruption Laws. It is the intention of the Parties that no payments or transfers of value be made that have the object or effect of bribery or, in general, actions or uses of assets or funds in relation to public or private entities or officials that constitute the commission of unlawful or improper acts in accordance with the Anti-Corruption Laws. The Parties declare that they have not made or promised to make, and agree not to make or promise to make, in connection with this Agreement, any payment or transfer of anything of value, directly or indirectly, if such payment or transfer violates the laws of the country in which it is made, or the Anti-Corruption Laws: (i) to any person working for the State, a government, public entity (including employees of corporations owned or controlled by the State), or international public organization; (ii) to any political party, political party official, or candidate; (iii) to an intermediary for the purpose of payment to

97

Signature Version

any of the foregoing; (iv) to any officer, director, employee, or representative of any actual or potential client of the Company and its Related Parties; (v) to any officer, director, or employee of the Company or any of its Related Parties; or (vi) to any other person or entity. No representative, employee, contractor, or consultant of the Parties shall be authorized under any circumstances, nor upon the instruction of the Company, CODELCO, or the Private Shareholder, or their employees or representatives, to engage in any of the activities prohibited by the Anti-Corruption Laws, the CORFO Manual on the Prevention of Official Crimes, Money Laundering, and Terrorism Financing, and the CORFO Code of Ethics, or any other applicable instrument or law, not even under the pretext of complying with the Company's instructions or constituting a benefit to the Company. The Parties shall prepare and maintain accurate accounting books and records related to payments made in connection with this Agreement. The Parties shall develop and maintain an internal accounting control system sufficient to comply with Chilean accounting requirements and laws, including the Anti-Corruption Laws. Each Party shall promptly notify the other in writing if, at any time, any of the representations made in this Clause changes or if it becomes aware of a situation that may result in a violation of this Clause. The Company shall maintain and update a crime prevention model, with traceability and reporting channels, in accordance with the requirements of current legislation on the

98

Signature Version

matter. Likewise, CORFO shall have a reporting channel for the same purpose, established in the "System for the Prevention of Official Crimes, Money Laundering, and Terrorism Financing," via the email address **[***]**. CORFO will promptly inform the Atacameño indigenous organizations of any changes to its reporting channels.

**TWENTY-FOURTH: Prohibitions**. As of the Commencement Date, the Company and CODELCO, each on its own behalf, undertake not to do the following, and, as a promise regarding the acts of others, undertake that the Private Shareholder, and the Related Parties to all of the foregoing, not to do the following : **(a)** Market Brine and Other Materials extracted from the Premises, either directly or indirectly through third parties; except where expressly authorized by CORFO. The Company may send, within the national territory or abroad, samples of Brine and Other Materials for non-commercial purposes and solely for testing or for intended for the study and design of industrial equipment and plants, and pilot projects in general, for the Company's production process. The Company must notify CORFO in advance, attaching the agreement between the Company and the third-party company that will conduct the tests, including all supporting documentation for said tests. Sample shipments shall not exceed a maximum of one hundred fifty metric tons per year. CORFO shall have the right to request that the Company provide it with the detailed results of

99

Signature Version

the study and design processes that led to the shipment of the respective samples, without prejudice to the provisions of Clauses Twenty-One(CORFO Equipment and Representatives) and Thirty-Fifth (Access to Information by CORFO). **(b)** To dispose of or encumber in any manner, or to enter into any act or contract that affects the use, enjoyment, and disposition of without CORFO's prior express written consent, the assets subject to the purchase option under the Lease Agreement, except in the case of acts or contracts that pertain (i) the ordinary course of the Project's operations; (ii) the replacement or renewal of facilities in the normal course of the Project's development; or (iii) the creation of guarantees or encumbrances with respect to the assets subject to the purchase option referred to in Clause Nine, Subsection (f) of the Lease Agreement, related to loans, bonds, or any other form of financing obtained by the Company for its operation or functioning, provided that the term or effect of such guarantee or encumbrance expires at least seven years prior to December 31, 2060, or upon the early termination of the Agreement or the Lease Agreement for any reason. In the event that, for any reason, the guarantees granted with respect to the assets referred to in this subsection (iii) are enforced by creditors or third parties, the Company shall indemnify CORFO for all damages and losses caused by such circumstance. The Company shall notify CORFO in writing of the execution of the acts or contracts referred to in subsections (i), (ii), and (iii) above, expressly stating the type and

100

Signature Version

nature of the deed or contract and attaching all supporting documentation, particularly those that allow for the identification of the assets that have been the subject thereof. **(c)** To dispose of or encumber in any manner, or to enter into any deed or contract that affects the use, enjoyment, and disposition of the mining assets included within the perimeter of the Protection Rings, without prior authorization from CORFO, which shall only be granted if the following circumstances are cumulatively met: (i) it is for reasons based on socio-environmental protection and safeguarding, duly substantiated, and (ii) the prohibition on conducting any type of mining exploration or exploitation indicated in Section Five of the Lease Agreement. In this case, both the Company's request and CORFO's authorization to enter into the legal acts referred to in this paragraph must be well-founded and contain all the supporting documentation demonstrating compliance with the cumulative requirements set forth in subparagraphs (i) and (ii) above. For the purposes of granting the authorization, CORFO shall provide the Atacameño indigenous organizations, through the Salar de Atacama Contract Monitoring Committee, with information regarding the Company's substantiated request to dispose of, encumber in any manner, and/or enter into any act or contract that affects the use, enjoyment, and disposition of the Company's mining rights and those of its Related Parties included within the perimeter of the Protection Rings, as well as the timeframes within which such acts

101

Signature Version

would be carried out, in order to receive their comments prior to CORFO's decision, within the timeframe CORFO specifies for that purpose. CORFO shall provide a reasoned response to the comments it receives. In the case of Atacameño indigenous communities that have structures on the surface land comprising the mining concessions of the Protection Rings, or in the event that these are located in territories formally claimed by one or more Atacameño indigenous communities, their comments shall be given preferential consideration. CORFO shall provide the Atacameño indigenous organizations with the information referred to in this paragraph, either directly or through the Salar de Atacama Contract Monitoring Committee, as indicated in Clause Thirty-Five TER (Access to Information by Atacameño Indigenous Organizations of the Salar de Atacama Basin). All such information must be presented in a clear and understandable manner. **(d)** To exploit, extract, and reinject brine during the Term of the Contract, in the mining concessions owned by it and its Related Parties that are located within the Protection Rings. This prohibition shall be absolute. **(e)** To exploit, extract, and reinject brine from the mining concessions owned by it and its Related Parties that are located within the Protection Rings for a period of fifteen years from the Termination Date. This prohibition shall be absolute. **(f)** To agree, directly or indirectly, with the other operators of the OMA concessions in the Salar de Atacama that are not are a Subsidiary of CODELCO, without the prior

102

Signature Version

authorization of CORFO, operating methods that constitute a joint or integrated operation of both operations; such that its operation remains independent at all times and there is no sharing of operational information, commercial strategies, information systems, or common applications and/or agreements or pacts that constitute price-fixing agreements or others that, by their nature, could negatively affect revenues. This prohibition shall not apply to potential environmental coordination and/or in the context of conducting joint hydrogeological studies or other commercial agreements that do not violate said prohibition, for the better protection or understanding of the Salar de Atacama. Notwithstanding the foregoing, any joint or integrated operation that takes place between the operators of the OMA concessions in the Salar de Atacama, without distinction, must comply with the notification obligations and/or be subject to the necessary authorizations that may eventually apply to it in accordance with the provisions of Decree-Law No. 211 of 1973.

**TWENTY-FIFTH: Grounds for Early Termination and Remedial Periods**. **Twenty-five.One.** CORFO may terminate the Contract early, without any right to indemnification or compensation for the Company or for CODELCO, in any of the following situations: **(a)** The termination, whether early or not, of the Lease Agreement and/or the dissolution or termination of the Company (unless the Company is succeeded by another pursuant to a dissolution

103

Signature Version

without liquidation, merger, division, or transformation, the latter being the legal successor to the Company). **(b)** As of the Commencement Date, the Company's voluntary abandonment of the operations related to this Contract and the Lease Agreement, which shall be deemed to have occurred if the Company suspends operations for a period exceeding two years and such suspension is not caused by a Force Majeure Event. **(c)** Insolvency of the Company, which shall be understood to mean: (i) That the Company files for voluntary liquidation; or (ii) the Company is ordered into compulsory liquidation; all in accordance with the provisions of Law No. 20,720. **(d)** Default or simple delay by the Company in paying the Rent for two consecutive Rent Periods, or if the Company pays the Rent late five times within a two-calendar-year period. The application of this ground shall not be affected by the fact that the Company has initiated a reorganization proceeding. **(e)** As of the Commencement Date, the execution of any legal act or the creation of any encumbrance by the Company or its Related Parties without the prior express, specific, and written consent of CORFO regarding the assets leased by CORFO to the Company under the Lease Agreement, or the assets that have replaced or may replace them in the future, and those for which a purchase option has been granted under the Lease Agreement, and/or those that the Company, CODELCO, or the Private Shareholder, and the Related Parties of all the foregoing, have undertaken to transfer upon the expiration of the

104

Signature Version

Lease Agreement and that jeopardize said return, purchase option, and/or transfer, in full and free of encumbrances and obligations related thereto or rights whose return has been agreed upon by CORFO and the Company upon the expiration of this Agreement and the Lease AgreementLease Agreement. The for , under the terms and without prejudice to the provisions of subparagraphs (b) and (c) of Clause Twenty-Four (Prohibitions). **(f)** If the Company is required to make additional payments to CORFO on more than five separate occasions as a result of the use of the Appeal Procedure and/or arbitration. **(g)** As of the Commencement Date, failure to pay the mining royalties for the Properties, and failure to pay the property tax for Lots A – M – J – F – H, and L, and of Lots E – F – G and H. **(h)** As of the Commencement Date, the Company's failure to comply with the prohibition on marketing Brine and Other Materials extracted from the Properties, as set forth in Clause Twenty-Four (Prohibitions). **(i)** As of the Commencement Date, the imposition of any final sanction in an environmental sanctioning proceeding, including the exercise of any applicable judicial remedy against the Company, that is relevant and arises from proven environmental damage which cannot be remediated, mitigated, and/or environmentally compensated by the Company, resulting from a breach or extremely serious violation of environmental regulations or provisions of any RCA and which have been previously warned by the Environmental Auditor, without the Company having taken

105

Signature Version

the appropriate measures despite having had sufficient time to do so. **(j)** If the Company assigns all or part of the Contract or the Lease Agreement without prior written authorization from CORFO; as well as if the Company subleases all or any of the Premises. **Twenty-Five.Two.** The following shall not constitute grounds for early termination of the Contract: **(a)** Differences in Rent payments in amounts not exceeding five per cent of the average annual Rent for the preceding three calendar years; **(b)** Failure to pay, deliver, or return assets or rights not exceeding ten million dollars, or which, by their nature, do not constitute or are not an asset or assets indispensable for the development, operation, and benefit of the Property. **Twenty-five.Three.** If CORFO determines that the Company has incurred the grounds for termination specified in Sections Twenty-five.One(c), Twenty-five.One(d), Twenty-five.One(e), Twenty-five.One(g) and Twenty-Five.One(h), it may notify the defaulting party by means of a letter delivered through a notary public addressed to the representatives designated in this Agreement to receive communications or to those who replace or substitute them, specifying the fact, its circumstances, and attaching the supporting documentation. In such a case, the party accused of default must remedy it within a period of (i) thirty Business Days for the grounds set forth in Sections Twenty-Five.One(c), Twenty-Five.One(d), and Twenty-Five.One(h), and (ii) ninety Business Days for the grounds set forth in Sections Twenty-Five.One(e) and Twenty-Five.One(g). If

106

Signature Version

the breach is not remedied within said period, CORFO may terminate the Contract by issuing a notice of termination. All of the foregoing is without prejudice to any other action or right of CORFO.

**TWENTY-FIVE BIS: Measures to** be **applied in the event of breach. Twenty-Five.BIS.One.** In the event that the Company incurs any of the situations provided for in this Clause, measures consisting of monetary penalties specified for each case (the "Fines"): **(a)** CORFO shall be entitled to impose on the Company a Fine of between one thousand five hundred and three thousand Unidades de Fomento for each event of non-compliance occurring after the Commencement Date and set forth below: (i) Failure by the Company to comply with its obligation to submit to CORFO the lithium reserves study referred to in Clause Five of the Contract within the timeframe established in the CCHEN Agreement. Such non-compliance shall be deemed to have occurred once the deadline for delivery of the respective reserves study has passed without any record of its receipt by CORFO. The fine shall be imposed upon verification of the breach and for each month of delay in delivering the reserves study to CORFO. (ii) Breach of the Company's obligation to collaborate in the development of independent scientific studies on reinjection and new technologies, pursuant to Clause in Clause Five of the Contract, in the event that such collaboration is requested through a formal

107

Signature Version

request from CORFO, for itself and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying the manner in which, within the framework of the request, the collaboration will be carried out. This breach shall be deemed verified once the deadline for the Company's response has expired Company, without any record of its receipt by CORFO, and/or in the event that the Company fails to provide the cooperation in accordance with the terms defined in its response. (iii) Breach of the Company's obligation to cooperate in providing information of environmental relevance and to facilitate the preparation of studies regarding the Salar de Atacama, such cooperation is requested through a formal request from CORFO, addressed to CORFO and/or the institution it designates, to which the Company must respond within a maximum period of fifteen Business Days from the date of receipt, specifying the manner in which, within the framework of the request, the collaboration will be carried out. This breach shall be deemed to have occurred once the deadline for the Company's response has expired without any record of its receipt by CORFO, and/or in the event that the collaboration is not provided in accordance with the terms defined in the Company's response. (iv) Breach of the Company's obligation to carry out the activities committed to in the New Technologies Implementation Plan,, as regulated in Clause Thirteen of the Contract, while the favorable Environmental

108

Signature Version

Qualification Resolution for the New Technologies Project containing said plan has not been finalized. This breach shall be deemed to have occurred upon verification of the failure to carry out the activities of the New Technologies Implementation Plan. Once the Environmental Qualification Resolution for the New Technologies Project has been finalized, breaches of this obligation shall be subject to the oversight and penalties provided for under current environmental legislation. (v) Breach of the Company's obligation to conduct studies and pilot tests in accordance with the provisions of Clause Thirteen, "Development of New Technologies in Production Processes in the Salar de Atacama" of the Contract. This breach shall be deemed verified upon confirmation of the absence of studies and pilot tests. (vi) Breach of the Company's obligation under the " " to inform CORFO of the progress and results of the studies and pilot tests it is required to conduct, in accordance with the provisions of Clause Thirteen, "Development of New Technologies in Production Processes in the Salar de Atacama" of the Contract. This breach shall be deemed verified due to the confirmed failure to provide said information to CORFO. (vii) Breach of the Company's obligation to provide facilities to CORFO and/or the institution designated by CORFO to conduct its own studies on reinjection and new technologies, in the event that such collaboration is requested through a formal request from CORFO, to which the Company must respond within a maximum period of fifteen

109

Signature Version

Business Days from the date of receipt, specifying how, within the framework of the request, the collaboration will be carried out. This breach shall be deemed to have occurred once the deadline for the Company's response has expired without any record of its receipt by CORFO, and/or in the event that the facilities are not provided under the terms defined in the Company's response. (viii) Breach of the Company's obligation to carry out the activities committed to in the Gradual Reduction of Continental Water Plan until its complete replacement, as regulated in Clause Fourteen of the Contract, while the favorable Environmental Qualification Resolution for the New Technologies Project Technologies containing the aforementioned plan. This breach shall be deemed verified upon confirmation of the failure to execute the activities of the Gradual Reduction of Continental Water Plan until its complete replacement. As soon as the Environmental Qualification Resolution for the New Technologies Project is finalized, breaches of this obligation shall be subject to the oversight and penalties provided for under current environmental legislation. (ix) Breach of the Company's obligation to prepare and incorporate into the Plan for the Gradual Reduction of Continental Water until its complete replacement, as provided for in Clause Fourteen of the Contract, indicators, and verification mechanisms to ensure its monitoring. This breach shall be deemed verified upon confirmation of the absence of indicators and verification mechanisms to ensure its monitoring in the Plan for the Gradual

110

Signature Version

Reduction of Continental Water Use until its complete replacement. (x) Breach of the Company's obligation to carry out the activities committed to in the Plan for the Use of Electricity from Renewable Sources, as set forth in Clause Fifteen of the Contract. This breach shall be deemed verified upon confirmation of the failure to carry out the activities of the Plan for the Use of Electricity from Renewable Sources. (xi) Breach of the Company's obligation to submit annually to CORFO the accountability report on its actions regarding the administration, custody, protection, safeguarding, and preservation of the Belongings and other Assets Subject to Restitution, and of the mining belongings of the Company and its Related Parties located within the Protection Zones, in accordance with the provisions of Clause Sixteen of the Lease Agreement. This breach shall be deemed verified upon the expiration of the deadline for submission without any record of its receipt by CORFO . The Fine shall be imposed upon verification of the breach, and for each month of delay in submitting the report to CORFO. (xii) Breach of the Company's obligation to provide CORFO with the individualized and/or identified information set forth in Section Thirty-Five.TER.One of Clause Thirty-Five of the Agreement, the failure to submit which is not specifically subject to a Fine in this Clause. This breach shall be deemed verified upon the expiration of the deadline for submission established in

Section Thirty-Five.TER.One, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the

111

Signature Version

breach, and for each month of delay in submitting the respective report to CORFO. **(b)** CORFO shall be entitled to impose on the Company a Fine of between six thousand and twelve thousand Unidades de Fomento for each instance of non-compliance by the Company, subsequent to the Commencement Date, with the following obligations: (i) Failure by the Company to implement and maintain the Monitoring System in an operational and regular manner, in accordance with the provisions of Clause Ten of the Contract. Such non-compliance shall be deemed to have occurred if the Monitoring System has not been implemented and/or if it has been determined that it is not available on an operational and regular basis. (ii) The Company's failure to update the hydrogeological model and submit it to CORFO within the same timeframe established in the current RCA, as per Clause Ten of the Contract, along with its respective executable files, and successively for each new update period provided for in the RCA. This breach shall be deemed verified if the deadline established in the current RCA has expired, without any record of its receipt by CORFO. The Fine shall be imposed upon verification of the breach, and for each month of delay in the submission of the aforementioned Plan to CORFO. **(c)** CORFO shall be entitled to impose on the Company a Fine of twenty-five thousand Unidades de Fomento for each instance of the Company's breach regarding the prohibition on the exploitation and/or extraction of brine and/or reinjection of brine on the mining properties of the

112

Signature Version

Company or its Related Parties located within the Protection Rings. **Twenty-five.BIS.Two.** In the event of a mere delay by the Company in the payment of a specific contribution related to the "Research and Development Efforts in Chile" and "Indigenous Organizations and Regional Development" clauses of the Contract, penalty interest shall accrue on a daily basis from the date of the mere delay until the date of actual payment to the party entitled to receive the payment, equivalent to the maximum conventional rate for non-indexed credit transactions in local currency exceeding ninety days, as in effect on the date of the mere delay. Such interest shall be paid directly, together with the respective contribution, directly to the party designated as the recipient of the amount pertaining to the contribution in question. **Twenty-five.BIS.Three.** In the cases described in subparagraphs (a) and (b) of Section Twenty-Five.BIS.One, the specific amount of the Fines to be imposed for each breach shall be determined by CORFO within the ranges established for each type of breach. For such determination, CORFO shall consider: (i) the severity and consequences of the act constituting a breach; and/or (ii) the harm that the respective breach may have caused to CORFO and/or third parties; and (iii) any other criterion that, in CORFO's well-founded opinion, is relevant to determining the specific amount of the respective Fine. In any case, repeated breach of the same obligation shall be sufficient justification for CORFO to impose a fine in the maximum amount of the range established for

113

Signature Version

such breach. **Twenty-five.BIS.Four.** The determination and collection of any Fine shall be subject to the following procedure: **(a)** If CORFO determines that a contractual breach has occurred that carries an associated fine in accordance with the contract, it shall notify the Company thereof, specifying in detail the alleged breach and the specific amount of the fine associated with it (within the range established for the respective breach), attaching the supporting documentation justifying the imposition of the fine and the specific amount ("Notice of Penalty"). **(b)** The Company may, within a period of sixty Business Days from the Notice of Penalty ("Term"), remedy the breach, where possible, or dispute its existence and/or the amount of the penalty imposed, for which it must notify CORFO in writing, specifying in detail, as applicable: (i) how the non-compliance was remedied, or (ii) the supporting documentation demonstrating that no such non-compliance occurred, or (iii) that, if the non-compliance did occur, the associated fine should be reduced, attaching, in all cases, the documents and supporting information substantiating its response ("Response"). **(c)** If, upon expiration of the Period, the Company has not submitted its Response, then the fine determined by CORFO in the Notice of Fine shall become final, and the Company must pay it to CORFO within five business days of the expiration of the Period. **(d)** If the Response is submitted to CORFO within the Deadline, CORFO shall have a period of sixty Business Days from receipt to review it, determine, and communicate the final

114

Signature Version

fine to the Company in writing (the "Final Fine"), in an amount equal to or less than that established in the Notice of Fine, unless the Response has demonstrated to CORFO's satisfaction that the breach of contract was timely remedied or did not occur, in which case CORFO shall not impose any fine. If payment of a Final Fine is determined, the Company must pay it within five business days following its notification; **(e)** If CORFO does not determine the Final Fine within the period established in the preceding paragraph, it shall have an additional period of thirty Business Days to do so, after which the Fine shall expire in the case of subparagraphs (i) and (ii) of paragraph (b) of this Section. In the case of subparagraph (iii) of subsection (b) of this Section, the Final Penalty shall be deemed to amount to the lower amount within the established range, unless the Company is a repeat offender in the breach of the same obligation, in which case the Final Penalty shall amount to the amount set forth in the Penalty Notice. **(f)** The Company may challenge the Final Penalty paid to CORFO by requesting it in full or in part, in accordance with the arbitration procedure established in the Contract, for which purpose it must request the constitution of the arbitral tribunal within twenty Business Days following payment of the Fine. For the avoidance of doubt, if the Company does not submit its Response within the Deadline, it shall not have the right to challenge the Fine determined by CORFO in the Fine Notice.

**Twenty-five.BIS.Five.** The Fines and interest established in this

115

Signature Version

Clause do not replace or preclude CORFO's application of the grounds for early termination set forth in Clause Twenty-Five of the Contract, when such grounds are applicable in accordance with said Clause, nor do they preclude the inspection and sanctions applicable under current legislation. Furthermore, they are additional to and independent of any damages to which CORFO may be entitled under the general rules of contractual liability and any other sanction or measure that an administrative authority or a Court of Justice may impose on the Company for the same facts. Notwithstanding the foregoing, the Fines imposed and paid by the Company shall be deducted from any damages that the Company is ordered to pay to CORFO for the same facts that gave rise to the Fine. **TwentyTwenty-five.BIS.Six.** The fines provided for in this Clause shall be for the benefit of CORFO, and the interest applicable pursuant to Section Twenty-five.BIS.Two shall accrue on the respective amounts owed.

**TWENTY-SIXTH: Surety and Joint and Several Liability**. CODELCO hereby acts as surety and joint and several guarantor in favor of CORFO for all obligations assumed by the Company under this Agreement and the Lease Agreement, particularly those regarding payment of Rent and mining royalties, hereby accepting any extensions, agreements, and/or renewals that may be agreed upon or granted to the Company with respect to these obligations by CORFO and agrees to submit to the arbitration procedure

116

Signature Version

established in Clause Thirty-One (Dispute Resolution and Arbitration).

**SEVENTEENTH: Term.** This Agreement is binding on the Parties as of the date on which the CORFO resolution approving it is fully processed, without prejudice to the fact that the lease of the Properties under the Lease Agreement shall take effect as of the Commencement Date, and until December 31, 2060, or until any other date prior to that which the Parties may eventually agree upon or that results from the application of Clause Twenty-Five (Grounds for Early Termination and Remedial Periods) (the "Termination Date"). Notwithstanding the foregoing, the Agreement shall not take effect if the SQM Agreements or any of them have been terminated early pursuant to the grounds set forth in the clauses "Grounds for Early Termination and Remedial Periods." This provision shall not apply (and, therefore, the Agreement shall take effect) if the termination of the SQM Agreements occurs pursuant to grounds (f), (g), (h), and (e) of Clause Twenty-One of the SQM Lease Agreement and Clause Twenty-Three-One of the SQM Project Agreement. However, if the termination of the SQM Contracts occurs pursuant to ground (e) referred to above because the Company transferred ownership of the RCAs to a third party, or because it transferred ownership to a third party or created any encumbrance on the OMA Properties, Lots A – M – J – F – H, and L, Lots E – F – G and H, the Rigo Properties, or the production facilities and chemical plants

117

Signature Version

necessary for the operation of the Project, the Contract shall not take effect.

**TWENTY-EIGHTH: New Contractor or Operator**. CORFO undertakes to use its best efforts to initiate a public bidding process or the appropriate contracting procedure for the execution of an agreement or contract for the operation of the Properties no later than December 31, 2054, and to resolve it no later than July 30, 2058, except in the event of a Force Majeure Event. The Company undertakes to (i) provide all necessary assistance and permit access to both CORFO and third parties interested in the public tender or contracting procedure, as required for the normal conduct of such processes, and to (ii) provide all necessary facilities and permit access to both CORFO and a third party authorized by it, for the performance of non-productive works, tasks, and operations necessary for conducting studies, tests, sampling, activities leading to the establishment of baselines, and other matters required for environmental permits and/or the development of pilot projects, to ensure the exploitation of the Property beyond the Term of the Contract. Such third parties must first sign the confidentiality agreements agreed upon by CORFO and the Company, and must not interrupt or disrupt the Company's normal operations, must demonstrate that they hold all necessary environmental and sector-specific permits, and must assume the costs and risks arising from their actions, releasing the Company

118

Signature Version

from all liability and indemnifying it for any damage caused to it. In the event that the Company reasonably believes that CORFO or the third parties, in the exercise of the authority indicated in paragraphs (i) and (ii) above, are disrupting or altering normal operations, it must notify CORFO in writing, specifically stating the grounds for such assertion, along with all supporting documentation. In the event of a disagreement, an expert shall be consulted in accordance with paragraphs (ii) and (iii) of the Challenge Procedure, as applicable. If, as of July 30, 2058, the procedure has not been concluded; or if, upon conclusion of the contracting procedure and due to a circumstance not attributable to the Parties, the physical delivery of the Assets to the new contractor or operator has not occurred, and in order to maintain the continuity of the operation of the Assets, CORFO may extend the Termination Date of the Contract and the Lease Agreement for up to one year, subject to the applicable environmental permits.

**TWENTY-NINTH: Confidentiality. Twenty-nine.One.** Given that CORFO, pursuant to this Agreement, will have access to relevant information and records of the Company, CODELCO, and the Private Shareholder, which involves the handling and knowledge of confidential and sensitive information of said Entities, CORFO agrees to keep strictly confidential the information provided to it by the Company, CODELCO, and the Private Shareholder in connection with the performance of this Agreement and the Lease

Agreement. Furthermore, in order to prevent such information

119

Signature Version

from becoming known to third parties—and especially to the latter's competitors—and to guard against any risk of violating Decree-Law No. 211 of 1973, which establishes Rules for the Defense of Free Competition. CORFO undertakes to use its best efforts to ensure that its executives, directors, representatives, employees, attorneys, consultants, advisors, the entities it designates in the exercise of powers conferred by this Agreement, or other representatives are subject to the same confidentiality obligations, with CORFO being liable in all cases for the breach of any such obligation by them. The foregoing excludes information that must be disclosed by law or in compliance with a court order or an order from any administrative or supervisory authority legally empowered to require such disclosure, in which case, CORFO shall provide advance written notice to the Company of such requirement, except in cases where CORFO is legally prohibited from providing such notice to the Company. **Twenty-nine.Two.** The Parties shall ensure that the External Auditors are subject to the same obligations contained in this Clause. **Twenty-nine.Three.** The obligations under this Clause shall remain from this date and shall survive for the following five years from the Termination Date.

**THIRTIETH: Assignment of the Contract and Subleasing.** The Company may not assign or transfer in any manner, whether in whole or in part, the Contract or the rights and obligations arising

120

Signature Version

therefrom, without the express written authorization of CORFO. The Company is expressly prohibited from subleasing all or any of the Premises. **THIRTY-ONE: Dispute Resolution and Arbitration.** All disputes or controversies relating to this Agreement, including, but not limited to, those regarding its performance or non-performance, application, interpretation, validity or invalidity, enforceability, nullity or resolution, termination, determination of damages related to its breach, and issues regarding the court's own jurisdiction and competence, shall be resolved by an arbitral tribunal composed of three mixed arbitrators, that is, arbitrators as to procedure and as to law regarding the award (the "Arbitral Tribunal"), in accordance with the Rules of Arbitration of the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. in effect on the date the arbitration proceedings commence. If, in conjunction with arbitration under this Contract, a dispute arises regarding the Lease Agreement, both disputes shall be heard by the same arbitral tribunal, with both proceedings being consolidated for that purpose so that they may be concluded with a single award. The Party requesting arbitration shall appoint the first arbitrator together with its request for arbitration to the Arbitration and Mediation Center of the Santiago Chamber of Commerce A.G. and notify the other party of the name of the appointed arbitrator and of the request submitted to the CAM. The other Party shall appoint the second arbitrator within fifteen days from the date of

121

Signature Version

notification of the request for arbitration and the name of the arbitrator appointed by the other party. The two arbitrators appointed by the Parties shall appoint the third arbitrator within fifteen days of notification of the appointment of the second arbitrator. In the event that (i) the other Party fails to appoint an arbitrator or (ii) the two arbitrators appointed by the Parties fail to reach an agreement regarding the appointment of a third arbitrator within the time limits set forth above, the Santiago Chamber of Commerce A.G. shall appoint the second and third arbitrators, or only the latter, as the case may be. To this end, the Parties grant special and irrevocable authority to the Santiago Chamber of Commerce A.G. so that, upon written request from either Party, it may appoint the arbitrators from among the attorneys who are members of the CAM's arbitration panel. Upon the appointment of each arbitrator, the Parties shall have the right to veto, without stating a reason, up to a maximum of three of the arbitrators of the designated arbitral panel. If for any reason the Santiago Chamber of Commerce A.G. is unable to fulfill its mandate, the appointment of the second and/or third arbitrator, as the case may be, shall be made by any of the judges on duty in civil matters in the municipality of Santiago, and such appointment must be of a person who has served as a lawyer a member of the Supreme Court for at least three years, or a person who, at the time of the appointment, is serving as a professor of civil law or commercial law in the law schools of the University of Chile or the

122

Signature Version

Pontifical Catholic University of Chile, located in Santiago, for at least five years. The arbitration proceedings shall be conducted in the city of Santiago and in confidence; the appointed arbitrators and the Parties are prohibited from disclosing to third parties the terms of the arbitration and the evidence presented therein or brought to the attention of the Arbitral Tribunal by the opposing party, except to the extent that such disclosure is necessary in connection with appeals or legal proceedings initiated or initiated by the Parties, or which is a legal requirement. No appeal shall lie against the final award of the Arbitral Tribunal, except for a motion to set aside the award, an appeal on points of law on the grounds of ultra petita or lack of jurisdiction, and a motion for clarification, rectification, or amendment. An appeal for reconsideration may be filed against all other decisions. The existence of a dispute or controversy regarding the performance or non-performance of the Contract shall not authorize the Parties to unilaterally suspend the performance of their reciprocal obligations, without prejudice to the provisions of the Arbitral Tribunal. In the event that the term for the Arbitral Tribunal to exercise its jurisdiction expires, unless otherwise agreed by the Parties, a new Arbitral Tribunal shall be appointed in the same manner as the first was appointed, which shall continue the proceedings in the state in which they were upon the expiration of the first Arbitral Tribunal's term, with all actions taken before the first Arbitral Tribunal remaining valid and effective. In this case, the new Arbitral Tribunal to be appointed

123

Signature Version

shall be composed of persons other than those who served on the tribunal that failed to fulfill its duties within the prescribed time. For the purposes of appointing the Arbitrator in accordance with this Clause, CODELCO and the Company shall be deemed to be a single Party.

**THIRTY-SECOND: CORFO Board Resolution**. CORFO hereby certifies that it is entering into this Agreement pursuant to the provisions of Board Resolution No. 3,194, dated September 15, 2025.

**THIRTY-THIRD: Authority to Rectify.** The Parties authorize the holder of an authorized copy of this Agreement to request and obtain the registrations, sub-registrations, annotations, and cancellations that may be required in the relevant Registers of the respective Registrars. Notwithstanding the foregoing, the Parties grant power of attorney to Ms. Naya Flores Araya, Ms. Pamela Bórquez Astudillo, and Mr. Javier Valladares Ljubetic so that, any one of them, jointly with any one of Messrs. Rafael Vergara Gutiérrez and Cristián Eyzaguirre Court, and for the purpose of obtaining the corresponding registrations, sign on behalf of their principals the public or private instruments required to specify, clarify, rectify, or supplement this deed, including matters related to the identification and specification of the Properties or their titles, and to clarify, rectify, or add information, background

124

Signature Version

details, or citations from deeds, registrations, or any other documents related thereto, with the authority to execute one or more drafts in accordance with the provisions of the regulations of the relevant registry.

**THIRTY-FOURTH: Notices**. Unless a written notice specifying a different address is provided, any notice regarding the Agreement shall be deemed duly given if delivered in person or by certified mail addressed to: (a) By the Company, Mr. Rolando Alfredo Kukenshoner Aeschlimann, email **[***]**, at the address located at one 1270 Huérfanos Street, Santiago, with a copy to Ms. Macarena Vargas Losada, email **[***]**, at the address located at 1270 Huérfanos Street, Santiago; (b) By CODELCO, Mr. Rubén Rodrigo Alvarado Vigar, email **[***]**, at the address located at 1270 Huérfanos Street, Santiago, with a copy to Ms. Macarena Vargas Losada, email **[***]**, at the address located at 1270 Huérfanos Street, Santiago; and (c) By CORFO, to the Executive Vice President of CORFO at the address located at 921 Moneda Street, 8th floor, Santiago, with a copy to Pamela Bórquez Astudillo, email **[***]**, and Leonardo Valenzuela Valencia, email **[***]**, both at the address located at 921 Moneda Street, 8th floor, Santiago. Notice sent via a public or private courier service, with certification and delivery guarantee, shall be deemed to have been given on the date duly certified by said company.

125

Signature Version

**THIRTY-FIFTH: Access to Information by CORFO.** As of the Start Date, CORFO, through its Representatives, shall have the right to request from the Company and to access, at a minimum, the information contained in Annex Three.

**THIRTY-FIFTH BIS: Principles Governing the Participation of the Atacameño Indigenous Organizations. Thirty-Fifth BIS.One.** The Parties declare and acknowledge: **(a)** That the Atacameño or Lickanantay people have historically been linked to the Salar de Atacama basin, where they have carried out their traditional activities and developed their ways of life and culture; **(b)** The connection that the Atacameño or Lickanantay Indigenous Communities have with the territory they have ancestrally inhabited, with the waters and natural resources found there, as well as the relationship between these and their ways of life and culture, together with their historical, cultural, and archaeological heritage; **(c)** That the Atacameño Indigenous communities of the Salar de Atacama are the continuators of ancient settlements, lineages, or ayllus of the Atacameño People, and that some of them are owners of lands and waters, a fact that has been recognized by the State in accordance with the provisions of the law; **(d)** The inherent diversity of the Atacameño indigenous communities within the unity of the Atacameño or Lickanantay people, taking into account their cultural and territorial particularities, their interests, and priorities; **(e)** That the

126

Signature Version

Pertenencias and part of the lithium extraction and production activities in the Atacama Salt Flat are located and have been carried out in part of the territories of ancestral use and occupation of Atacameño indigenous communities on the southeastern edge; and **(f)** The importance of the activities that Atacameño indigenous associations, as functional organizations, carry out within the framework of their functions to promote Atacameño culture, in accordance with the law. **Thirty-five.BIS.Two.** Considering the statements in the preceding Section, the Parties declare and acknowledge that the following matters contained in the clauses indicated below ("Relevant Matters and Clauses"), which include certain contractual provisions, are likely to have a direct impact on the Atacameño indigenous people, which is why they have been subject, by CORFO, to indigenous consultation in accordance with the provisions of Convention No. 169 concerning Indigenous and Tribal Peoples in Independent Countries of the International Labour Organization, and Supreme Decree No. 66 of 2013 of the Ministry of Social Development: **(a)** Development of new technologies in production processes in the Atacama Salt Flat for a future project (Clause Thirteen of the Contract); **(b)** Long-term water balance and sustainability (Clause Fourteen of the Contract); **(c)** Commitment to the use of clean energy (Clause Fifteen of the Contract); **(d)** Environmental Compliance (Clause

Ten of the Contract); **(e)** Prohibitions—Disposal of mining assets

127

Signature Version

belonging to the Company or its related parties located within the Protection Zones (two kilometers and ten kilometers), for purposes of socio-environmental protection and preservation (Clause Twenty-Four of the Contract); **(f)** Mandate and accountability (Clause Sixteen of the Lease Agreement); **(g)** Contributions to indigenous organizations (Clause Eighteen of the Agreement); **(h)** Access to environmental and operational information regarding the project (Clause Thirty-Five TER of the Contract); **(i)** Environmental Auditor (Clause Twenty of the Contract); **(j)** Lithium reserves, management of residual brines, and future lithium recovery; **(k)** Restitution, transfer, and acquisition rights (Water rights for environmental protection purposes) (Clause Five of the Contract); **(l)** Research and Development Efforts in Chile (Clause Seventeen of the Contract); **(m)** Early implementation of CORFO–TARAR contractual commitments (Clause Fourteen of the Contract for the CORFO SQM Project). **Thirty- -Five.BIS.Three.** Pursuant to the declarations and acknowledgments in Sections Thirty-Five.BIS.One. and Thirty-Five.BIS.Two, the parties undertake to respect the following principles and criteria in the application and compliance with the Relevant Matters and Clauses: **(a)** Environmental protection: The Parties shall always strive to protect the environment, minimizing impacts on the ecosystems of the Salar de Atacama, through full, strict and timely compliance with all applicable environmental and sectoral regulations. **(b)**

128

Signature Version

Indigenous participation: All Atacameño indigenous organizations shall have the right to participate in the monitoring of the Relevant Matters and Clauses, in the manner indicated in such provisions in each case. This participation must respect cultural relevance, the right to self-determination, and the effective representation of indigenous organizations. The principle of indigenous participation shall take into account the rights, powers, and objectives of each indigenous organization, as well as their different perspectives and positions, respecting the unity and plurality of the Lickanantay people in the area encompassing the Atacama la Grande Indigenous Development Area. Thus, by virtue of this principle, the Company undertakes to CORFO to establish and maintain a governance framework that takes into account the participation of the Atacameño indigenous communities, and preferentially, but not exclusively, the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama. CORFO shall have the means to ensure proper monitoring of compliance with this obligation. In the case of modifications that the Parties intend to make to the Contract in relation, exclusively, to the extractive and productive activities regulated therein, which affect or may affect the territories of ancestral use and occupation of the Atacameño indigenous communities on the southeastern edge of the Salar de Atacama, their ways of life, and/or customs, mechanisms and/or spaces for collaborative dialogue in good faith shall be established with these communities. These same

129

Signature Version

mechanisms shall be established with other Atacameño indigenous communities, where appropriate. **(c)** Transparency: Indigenous organizations must be ensured timely access to information generated between the parties under this contract or arising from its performance that relates to the Relevant Matters and Clauses, especially information that may affect the territory, waters, natural resources, and ways of life of the Atacameño indigenous organizations. None of the foregoing shall entail the disclosure of information that the contracts themselves identify as subject to confidentiality. **(d)** Cultural Respect or Relevance: In complying with the Relevant Matters and Clauses, the parties must always take into account the worldview, values, ways of life, customs, knowledge, and spirituality of the Atacameño people or Lickanantay people, their sacred sites, traditional practices, and ancestral routes. **(e)** Indigenous consultation: Any proposed modifications to the Relevant Matters and Clauses and to the Contract, provided they are likely to have a direct impact in accordance with current regulations, shall be subject to an indigenous consultation process, in accordance with the provisions of Convention No. 169 of the International Labour Organization and other applicable legal and regulatory provisions. **(f)** No regression: The standards of participation, consultation, access to information, and environmental protection recognized in this contract may not be reduced or limited by unilateral decisions of the parties, the State, or third parties; thus, any adjustment or

130

Signature Version

modification to these aspects may only be made to reinforce or improve these principles and standards.

**THIRTY-FIFTH TER: Access to Information by the of the Atacama Salt Flat basin. Thirty-five.TER.One.** As of the Start Date, CORFO shall provide the Atacameño indigenous organizations with the following information, at the frequency indicated for each matter: **(a)** Information on brine extraction volumes, month, year, and extraction area (MOP area or SOP area), as provided to CORFO pursuant to Clause Thirty-Five and Annex Three. This information shall be provided quarterly. **(b)** Information on brine reinjection volumes, month and year of reinjection, as provided to CORFO pursuant to Clause Thirty-Five and Annex Three. This information shall be submitted quarterly. **(c)** All documentation related to environmental assessment procedures provided to CORFO pursuant to subparagraph (a) of subparagraph (ii) "Information regarding environmental compliance" of Annex Three. This information shall be submitted quarterly. **(d)** The results of environmental monitoring and follow-up activities required under the RCAs or sectoral authorizations that are provided to CORFO pursuant to subparagraph (ii)

"Information regarding environmental compliance" of Annex Three. This information shall be submitted quarterly. **(e)** The results of environmental monitoring and follow-up activities conducted and relevant studies not covered by environmental or

131

Signature Version

sectoral instruments that are provided to CORFO pursuant to subparagraph (c) of paragraph (ii) "Information regarding environmental compliance" of Annex Three. This information shall be submitted quarterly. **(f)** Relevant reports generated as a result of monitoring and follow-up systems derived from agreements with Atacameño indigenous organizations that are provided to CORFO pursuant to subparagraph (d) of paragraph (ii) "Information regarding environmental compliance" of Annex Three. This information shall be submitted quarterly. **(g)** Information sent to other public government agencies that is provided to CORFO pursuant to subparagraph (iv) "Access to information sent to other agencies" of Annex Three, with the exception of information that is commercially sensitive and affects the Company's economic and commercial rights. This information shall be submitted quarterly. **(h)** A report detailing all actions related to the administration, management, custody, protection, safeguarding, permanent monitoring, and legal and physical conservation of the Assets, the Rigo Assets, the Salt and Salt Flat Assets, and all other Assets Subject to Restitution, and the Company's mining concessions and those of its Related Parties included within the perimeter of the Protection Rings, which shall include any judicial and extrajudicial actions filed or exercised by the Company for such purposes, and reports regarding the status of surface lands, as referred to in subsection (v) "Reports on the protection of mining concessions" of Annex Three and Clause Sixteen (Term

132

Signature Version

and Accountability) of the Lease Agreement, with the exception of information that is commercially sensitive and affects the Company's economic and commercial rights. This information must be presented in a clear and understandable manner. This information shall be provided annually. **(i)** Requests for authorization to dispose of, encumber, or enter into any legal act regarding the mining properties of the Company or its Related Parties within the Protection Zones, as referred to in Clause Ten, subparagraph (c) of the Lease Agreement and Clause Twenty-Four of the Agreement (Prohibitions), and any authorization granted by CORFO, if applicable, along with the respective justifications, with the exception of information that is commercially sensitive and affects the Company's economic and commercial rights. This information must be presented in a clear and understandable manner. **(j)** Lithium reserve studies provided to CORFO pursuant to Clause Five of the Contract (Lithium Reserves, Management of Residual Brines, and Future Lithium Recovery), with the exception of information that is commercially sensitive and affects the Company's economic and commercial rights. This information shall be submitted in accordance with the frequency established in the corresponding CCHEN Board of Directors Agreement. **(k)** Hydrogeological model, in the format in which the Company is required to submit it to the environmental authority, which is provided to CORFO pursuant to Clause Ten of the (Environmental Compliance). This information shall be submitted every five years.

133

Signature Version

**(l)** Updates to the numerical hydrogeological model, in the format in which the Company is required to submit it to the environmental authority, to be provided to CORFO pursuant to Clause Ten of the Contract (Environmental Compliance). This information shall be submitted every two years. **(m)** Final reports of the environmental audits and the annual report containing consolidated information verifying the correct calculation of the amount of contributions made in accordance with Clause Seventeenth (External Auditors) of the Lease Agreement and Clause Twentieth (External Auditors) of the Agreement. This information shall be submitted annually. **(n)** Anthropological, sociological, and hydrogeological studies that the Company may conduct. **(ñ)** Information regarding the Company's total investment budget for the Project and the implementation of New Technologies, without itemized details or a cost structure, which is provided to CORFO pursuant to Clause Thirteen of the Contract. **(o)** Information regarding the exercise of purchase options and restitutions established in Clause Nine (Restitution, Transfer, and Purchase Options) of the Lease Agreement. CORFO's obligation to provide this information shall be deemed fulfilled if such information is available, at the corresponding intervals, in the Monitoring System referred to in the following Section. **Thirty-Five.TER.Two.** CORFO shall provide the Atacameño indigenous organizations that form part of the Salar de Atacama Contract Monitoring Committee with the following information, at the corresponding intervals: **(a)** Terms of

134

Signature Version

reference for the hiring of the Environmental Auditor by CORFO and the Company, with the frequency and under the terms indicated in Clauses Seventeenth (External Auditors) of the Lease Agreement and Section twenty (External Auditors) of the Agreement. **(b)** Preliminary drafts of the annual environmental audit reports, under the terms and for the purposes indicated in Section Seventeen.Eight of Clause Seventeen (External Auditors) of the Lease Agreement and in Section Twenty.Eight of Clause Twenty (External Auditors) of the Agreement. This information shall be provided annually. **(c)** Information regarding the Company's requests to execute legal acts concerning its mining properties and those of its Related Parties located within the Protection Zones referred to in Clause Twenty-Four, subparagraph (c) of the Agreement, in order to receive the Company's comments prior to authorization, and its reasoned response. **Thirty-Five.TER.Two.** For the provision of information that, pursuant to this Clause, must be provided to the Atacameño indigenous organizations, the rules on access to public information under Law No. 20,285 shall not apply, without prejudice to CORFO's obligation to safeguard information that is commercially sensitive and affects the Company's economic and commercial rights, in the cases expressly indicated in Section Thirty-Five.TER.One. For the purposes of this contract, "commercially sensitive information that affects the Company's economic and commercial rights" shall mean any information that

135

Signature Version

has not been disclosed and whose secrecy or confidentiality generates a competitive advantage for the Company, and/or information that may not be disclosed among competitors under free competition rules. **Thirty-Five.TER.Three**. The provisions of this Clause are without prejudice to the relationship-building efforts between the Company and the Atacameño indigenous communities.

**THIRTY-FIVE QUATER: Salar de Atacama Contract Monitoring Committee. Thirty-Five.QUATER.One.** CORFO recognizes the importance of establishing mechanisms to ensure the active participation of Atacameño indigenous organizations in thein monitoring contractual obligations regarding the environment and community relations. To this end, CORFO, within the scope of its authority, shall establish and manage the Salar de Atacama Contract Monitoring Committee, through which periodic actions will be carried out between CORFO and the Atacameño indigenous organizations to maintain a formal relationship and develop collaborative activities for the monitoring of contractual environmental and community relations obligations. The Salar de Atacama Contract Monitoring Committee and all activities arising from it must be carried out within the framework of the legal purpose, respective bylaws, and scope of action corresponding to each of the , in accordance with their founding purpose and legal status as set forth in Law No.19,253, while respecting their

136

Signature Version

autonomy and self-determination. These actions shall fall within the scope of the provisions of the Contracts, incorporating criteria of cultural relevance and considering territorial and organizational particularities, under the principles of respect, transparency, and good faith. The activities, which will be organized by CORFO, shall begin to be implemented within the first six months of the contract's term. **Thirty-Five.QUATER.Two.** For the purposes of joining and participating in the Salar de Atacama Contract Monitoring Committee, Atacameño indigenous organizations must formally and voluntarily request to CORFO to be part of its activities, and they shall participate in it in accordance with their legal purpose and legal status, as provided for in Law Number 19, 253, within the framework of their constitutional objectives. Atacameño indigenous organizations registered with CONADI as Atacameño indigenous communities or Atacameño indigenous associations governed by Law No. 19, 253 may apply to and participate in the Atacama Salt Flat Contract Monitoring Committee prior to the Call Date, provided that their bylaws are in force as of the End of the Dialogue Stage of the Indigenous Consultation. **Thirty-Five.QUATER.Three.** The purpose of the Salar de Atacama Contracts Monitoring Committee shall be the active participation of Atacameño indigenous organizations in monitoring those contractual obligations related to the environment and community relations in which such participation has been expressly established. Such active participation shall

137

Signature Version

always take place within the framework of the legal purpose and scope of action corresponding to each of the Atacameño indigenous organizations in accordance with their constitutional objectives, and in accordance with their legal status as provided for in Law No. 19,253, without in any way affecting or replacing the territorial and environmental stewardship role that corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law. **Thirty-Five.QUATER.Four.** The Salar de Atacama Contract Monitoring Committee shall be a collaborative working space for monitoring, oversight, joint verification, reporting, and access to information regarding the effective fulfillment of contractual environmental and community relations obligations in which active participation has been expressly established. To that end, the Salar de Atacama Contract Monitoring Committee shall fulfill the following objectives: **(a)** Ensure the provision of timely, adequate, and culturally relevant information by CORFO regarding compliance with the environmental and community relations obligations established in the Contract. **(b)** Enable Atacameño indigenous organizations, within the legal framework and in accordance with their purpose and legal nature, to submit observations and background information to CORFO regarding compliance with the Contract's environmental obligations, which will be evaluated by CORFO to determine the appropriate actions in accordance with current

138

Signature Version

regulations. **Thirty-Five.QUATER.Five.** To fulfill the purpose and objectives of the Salar de Atacama Contract Monitoring Committee, the Committee shall carry out the following activities in the manner and through the channels indicated in each case: **(a)** Information and Communication: CORFO will establish communication channels for the delivery and receipt of information and documentation related to the monitoring of contractual environmental and community relations obligations. The communication and delivery of the information set forth below is intended to promote the active participation of Atacameño indigenous organizations; it shall be carried out through the Atacama Salt Flat Contract Monitoring Committee, at the appropriate intervals and within the framework defined in the Contracts: (i) Terms of reference for the hiring of the Environmental Auditor, at the frequency and under the terms indicated in Clause Twenty (External Auditors) of the Contract. (ii) Preliminary draft of the annual environmental audit reports, under the terms indicated in Section Twenty.Eight. of Clause Twenty (External Auditors) of the Contract. (iii) Information regarding the Company's requests to execute legal acts concerning its mining properties and those of its Related Parties located within the Protection Zones referred to in Clause Twenty.Four, subparagraph

(c) of the Contract, in order to receive their comments prior to authorization, and the Company's reasoned response. Communication regarding the following instances of active

139

Signature Version

participation by Atacameño indigenous organizations, within the framework defined in the Contracts, shall be conducted through the Salar de Atacama Contract Monitoring Committee: (i) Call for Atacameño indigenous organizations to collaborate and participate in the processes for the development of a comprehensive hydrogeological model with other stakeholders in the Salar de Atacama basin, as indicated in Clause Ten (Environmental Compliance) of the Contract. (ii) Vision and prioritization of initiatives of interest to the Atacameño indigenous organizations of the Salar de Atacama regarding R&D and innovation, as indicated in Clause Seventeen (Research and Development Efforts in Chile) of the Contract. (iii) Identification and prioritization of larger-scale projects in San Pedro de Atacama, to be funded through Fund Five, under the terms established in Clause Eighteen (Indigenous Organizations and Regional Development) of the Contract. (iv) Nomination of a candidate for the shortlist of Environmental Auditors by the Atacameño indigenous organizations, as indicated in Clause Twenty (External Auditors) of the Contract. (v) Nomination of a member of the shortlist for the Collaborating Agency by the Atacameño indigenous communities, as indicated in Clause

Eighteen (Indigenous Organizations and Regional Development) of the Contract. (vi) Nomination of a member of the shortlist for Technical Support Agency by the Atacameño indigenous associations, as indicated in Clause Eighteen (Indigenous

140

Signature Version

Organizations and Regional Development) of the Contract. **(b)** Informative or Consultative Meetings. The meetings of the Salar de Atacama Contract Monitoring Committee shall serve as a forum for information sharing and active participation. One regular meeting per semester shall be held, convened and managed by CORFO, with the first such meeting taking place within the first six months following the entry into force of this contractual amendment. Not notwithstanding the foregoing, extraordinary meetings may be held in cases where it is necessary to activate a mechanism for the active participation of the aforementioned parties. Whenever appropriate and necessary for the purposes of the Salar de Atacama Contract Monitoring Committee, tripartite meetings with the Company may be held. **(c)** Site visits. To the extent that, within the framework of the activities of the Salar de Atacama Contract Monitoring Committee, it is appropriate to conduct site visits to fulfill the committee's objectives defined in Section Thirty-Five.QUATER.Three., these shall be organized and conducted jointly with CORFO and coordinated in advance with the Company, so as not to hinder or interfere with the normal conduct of the Company's operational, commercial, or production activities. Participation by each organization in field visits shall be voluntary, formalized in the manner defined by CORFO for each occasion, including a commitment to comply with mining safety regulations and instructions, if applicable, and must always be carried out within the framework of each organization's role,

141

Signature Version

functions, and powers, in accordance with their respective legal purposes and legal status. In the event that a site visit by the Salar de Atacama Contract Monitoring Committee is deemed appropriate and relates to a territory formally claimed by an Atacameño indigenous community, such visit may only take place with the express authorization of the respective community and in compliance with its access protocols. **Thirty-Five.QUATER.Six.** All activities of the Salar de Atacama Contract Monitoring Committee must be carried out in accordance with the current legal framework, and therefore may not address matters that fall outside the scope of CORFO's competencies and powers, nor do they substitute for or replace the oversight functions of other State Administration bodies in accordance with their respective powers, or those of the Environmental Auditor. All activities of the Salar de Atacama Contract Monitoring Committee and the actions leading to their implementation shall be carried out with unrestricted respect for the autonomy and self-determination of the Atacameño indigenous organizations, in full compliance with the express authorizations and protocols established by each of them, and no actions or interventions may be undertaken that violate them. The foregoing shall in no case affect or replace the territorial and environmental stewardship role that corresponds to the Atacameño indigenous communities in their respective formally claimed territories, a role that must be carried out in accordance with the law.

142

Signature Version

**THIRTY-SIXTH: Effort to Achieve Higher Value-Added Production in Chile.** The Company shall conduct studies, in the areas it deems relevant, to determine the environmental, technical, and economic feasibility and advisability of transforming a portion of lithium production into products with higher value-added than Lithium Products . The Company shall notify CORFO of its decision to produce such products, so that the Parties may agree on the progress milestones and targets to be met and the definitive rate or range of rates upon which the Royalty will be calculated, for which purpose the Company shall provide CORFO with all technical and economic background information regarding the new product, in accordance with the information required for such purposes in the Lease Agreement. If no agreement is reached, the Rent shall be determined by an independent expert and/or auditor, in accordance with the provisions of the Dispute Resolution Procedure, to the extent applicable.

**THIRTY-SEVENTH: Nature of the Company.** The Parties acknowledge that the Company, as a Subsidiary of CODELCO, shall be subject to the corporate regime and oversight system applicable to CODELCO. Consequently, the Company shall be under the supervision of the Chilean Copper Commission (Cochilco) and, pursuant to the Collaboration Agreement dated

143

Signature Version

December 2, 2022, signed between CODELCO and the Comptroller General of the Republic, and eventually to the oversight of that agency, within the framework of the exercise of its oversight function. Given that this Agreement and the Lease Agreement have been entered into, among other circumstances, in consideration of CODELCO's status as a state-owned enterprise, CODELCO undertakes that, from the date of execution of this Agreement until its termination, it will maintain a direct or indirect stake in the Company of more than fifty percent, and that any act or omission by CODELCO—including, but not limited to, the sale of all or part of its shares in the Company or the failure to subscribe to shares of the Company in the event of agreed capital increases—that results in CODELCO's direct or indirect stake in the Company becoming equal to or less than fifty percent, must be approved in advance by the CORFO Board. CODELCO's failure to comply with this obligation shall not affect the validity or enforceability of this Agreement or the Lease Agreement and shall entail the liability of CODELCO only, and not of the Company. Any dispute regarding this obligation between the parties bound by it, that is, between CORFO and CODELCO, shall be subject to the arbitration provided for in Clause Thirty-One (Dispute Resolution and Arbitration).

**THIRTY-EIGHTH: Amendments to the Agreement**. Any total or partial amendment to any of the terms of this Agreement shall only

144

Signature Version

take effect to the sole and exclusive extent that it has been previously agreed upon and authorized in writing and in that express sense by the Parties. Amendments to the Agreement that must be submitted to an indigenous consultation process in accordance with the regulations in force at the time they occur, shall be consulted in accordance with said regulations.

**THIRTY-NINTH: Governing Law.** This Agreement shall be governed by Chilean law.

**FORTIETH: Expenses.** All expenses and notary fees incurred in connection with the execution of this Agreement shall be borne by the Company.

**FORTY-FIRST: Interpretation.** In this Agreement, unless the context requires otherwise, the following shall apply: (a) Headings are for convenience only and shall not affect the interpretation of this Agreement; (b) Unless otherwise specified, capitalized terms used in this Agreement that are not defined in Clause Three (Definitions) or in another provision of this Agreement shall have the meaning assigned to them in the Lease Agreement; (c) Unless otherwise specified, references to "Clauses," "Sections," and "Exhibits" constitute references to the clauses, sections, and exhibits of this Agreement; (d) Each and every one of the Annexes forms part of this Agreement for all legal and contractual purposes, and is filed together with this deed under number sixty seven; (e) The term "days" means calendar days; notwithstanding

145

Signature Version

the foregoing, if a deadline falls on a Saturday, Sunday, or holiday, the deadline shall be extended to the immediately following business day, and the term “Business Days” has the meaning set forth in Clause Three (Definitions); (f) References to any Party or governmental entity referred to in this Agreement shall include its successors or authorized assignees; (g) References to the plural shall have the same meaning as the singular as previously defined, and vice versa; and (h) A reference to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented, or replaced from time to time, provided that such amendment, supplement, or replacement is specifically authorized by this Agreement in accordance with its terms, and, as applicable, subject to compliance with the requirements contained therein; (i) In numerical expressions and amounts of money, a period is used to separate thousands, and a comma to indicate decimals; (j) With respect to values or indices used in this Agreement; (k) If at any time up to and including the Termination Date any index used in this Agreement ceases to be published and is not replaced in accordance with the provisions of this Agreement, the Parties, acting in good faith, shall agree on a replacement mechanism, applying for such purpose parameters equivalent to those considered in the original indices; (l) If any index or value is published with an error, and such error is corrected within the following twelve months, then the Parties

146

Signature Version

shall correct the value or index and proceed with the corresponding recalculations; and (m) The conversion of the various lithium products shall be governed by the equivalence factors set forth in Annex Four.

**FIRST TRANSITIONAL PROVISION: Public-Private Partnership. First.One.** The Parties declare and agree that the Agreement has been entered into on the condition that, as of the Commencement Date, CODELCO or the Company has formed a partnership with the Private Shareholder through a complete and definitive agreement that has been executed prior to January 1, 2025. The foregoing is in accordance with the provisions of the National Lithium Strategy, with the aim of involving the State in the lithium production cycle through public-private partnerships-private partnerships. The Parties hereby acknowledge that on May 31, 2024, such a complete and definitive agreement was executed, titled "Agreement for the Mining, Production, Commercial, Community, and Environmental Development of the Atacama Salt Flat," signed between the National Copper Corporation of Chile, Salares de Chile SpA, and Minera Tarar SpA, on the one hand, and Sociedad Química y Minera de Chile S.A., SQM Potasio S.A., and SQM Salar S.A. (now SQM Salar), on the other, which governs the steps, stages, rights, obligations, terms, and conditions for establishing a public-private partnership through the merger by absorption of Minera Tarar SpA into SQM Salar, which shall be

147

Signature Version

the legal successor or continuator of both. **One.Two.** It is hereby noted that the Private Shareholder has been approved by the CORFO Board through Resolution No. three thousand one hundred sixty-one of two thousand twenty-four.

**SECOND TRANSITIONAL PROVISION: Ratification by the Private Shareholder.** The Parties agree that, once the merger by absorption indicated in Section One.One of the First Transitional Clause (Public-Private Partnership), the Private Shareholder shall: (i) ratify the third-party undertakings made by the Company and/or CODELCO with respect to it in this Agreement, thereby assuming the respective obligations and entitling CORFO to directly claim fulfillment of such obligations from the Private Shareholder, and (ii) assume responsibility for the third-party undertakings made by the Company and/or CODELCO with respect to Persons Related to the Private Shareholder. By the mere act of ratification, the Private Shareholder shall not become a Party to this Agreement and shall therefore have none of the rights or obligations established exclusively for the Parties by virtue of such status, including the provisions of Clause Thirty-One (Dispute Resolution and Arbitration). **AUTHORIZATIONS.** The authority of Mr. **JOSÉ MIGUEL BENAVENTE HORMAZÁBAL** to act on behalf of and in representation of the **CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN** is established by Decree No. 28 of the Ministry of Economy, Development, and Tourism dated

148

Signature Version

March 11, 2022. The authority of Mr. **JORGE MÁXIMO PACHECO MATTE and Mr. ROLANDO ALFREDO KUKENSHONER AESCHLIMANN** to act on behalf of and in representation of **MINERA TARAR SpA** is evidenced by a public deed dated July 25, 2024, executed at the Second Notary Office of Santiago by Mr. Francisco Javier Leiva Carvajal under file number forty-five thousand one hundred sixty-one. The authority of Mr. **JORGE MÁXIMO PACHECO MATTE** to act on behalf of and in representation of the **CORPORACIÓN NACIONAL DEL COBRE DE CHILE**, is recorded in the minutes of the regular board meeting of the Corporación Nacional del Cobre de Chile dated August 28, 2025. The authority of Mr. **RUBÉN RODRIGO ALVARADO VIGAR** to act on behalf of and in representation of the **CORPORACIÓN NACIONAL DEL COBRE DE CHILE** is evidenced by a public deed dated August 31, 2023, executed before the 42nd Notary Public of Santiago, Mr. Álvaro González Salinas, under file number 29,399. The aforementioned instruments are valid, are currently in force, and permit the execution and signing of this document in accordance with the terms set forth herein, which are known to the parties and to the Notary authorizing it, and are not included at the express request of the appearing parties. In witness whereof and after reading, the appearing parties sign this instrument together with the official of

149

Signature Version

this Notary's Office, Ms. María Muñoz Yáñez. A copy is provided. This deed is recorded in the Register Book under Number

/s/ JORGE MÁXIMO PACHECO MATTE

**JORGE MÁXIMO PACHECO MATTE**
**ID No.…………………………………………….**

/s/ ROLANDO A. KUKENSHONER AESCHLIMANN

**ROLANDO A. KUKENSHONER AESCHLIMANN,**
**ID No.…………………………………………………….**
**BOTH ACTING ON BEHALF OF MINERA TARAR SpA**,

/s/ JORGE MÁXIMO PACHECO MATTE

**JORGE MÁXIMO PACHECO MATTE**
**ID No.…………………………………………….**

/s/ RUBÉN RODRIGO ALVARADO VIGAR

150

Signature Version

**RUBÉN RODRIGO ALVARADO VIGAR**
**ID No.…………………………………………..**
**BOTH ON BEHALF OF CORPORACIÓN NACIONAL DEL COBRE DE CHILE**

/s/ JOSÉ MIGUEL BENAVENTE HORMAZÁBAL

**JOSÉ MIGUEL BENAVENTE HORMAZÁBAL**
**ID No.…………………………………………………….**
**ON BEHALF OF CORPORACIÓN DE FOMENTO DE LA PRODUCCIÓN**

151